Registration No. 333-37559
 -------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           POST-EFFECTIVE AMENDMENT NO. 1 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

A.  Cova  Variable  Life  Account  Five
    (Exact  Name  of  Trust)

B.  Cova  Financial Life  Insurance  Company
    (Name  of  Depositor)


C.  4100 Newport Place Drive, Suite 840
    Newport Beach, CA 92600
    (Complete  address  of  depositor's  principal  executive  offices)


D.  Name  and  complete  address  of  agent  for  service:
    Lorry  J.  Stensrud,  President
    Cova  Financial Life  Insurance  Company
    One  Tower  Lane,  Suite  3000
    Oakbrook  Terrace,  Illinois  60181-4644
    (800)  523-1661

    Copies  to:

    Judith A. Hasenauer                and Frances S. Cook
    Blazzard, Grodd & Hasenauer, P.C.      First Vice President and
    P.O. Box 5108                          Associate Counsel
    Westport, CT 06881                     Cova Financial Life Insurance
    (203) 226-7866                         Company
                                           One Tower Lane, Suite 3000
                                           Oakbrook Terrace, IL 60181-4644


It is proposed that this filing will become effective (check appropriate box):

     _____ immediately upon filing pursuant to paragraph (b), or
     __X__ on May 1, 1998 pursuant to paragraph (b), or
     _____ 60 days after filing pursuant to paragraph (a)(1), or
     _____ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following:

     _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


E. Modified Single Premium Variable Life Insurance Policies (Title and amount of securities being registered)

F. Proposed maximum aggregate offering price to the public of the securities being registered:

    Continuous  offering

G.  Amount  of  Filing  Fee:  Not  Applicable

H.  Approximate date of proposed public offering:

      _____ Check box if it is proposed that this filing will become effective on (date) and (time) pursuant to Rule 487.




                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 Item   Caption in Prospectus
------------  ------------------------------
1             The Variable Insurance Policy

2             Other Information; The Company

3             Not Applicable

4             Other Information

5             The Separate Account

6(a)          Not Applicable
 (b)          Not Applicable

7             Not Applicable

8             Not Applicable

9             Legal Proceedings

10            Purchases

11            Investment Options

12            Investment Options

13            Expenses

14            Purchases

15            Purchases

16            Investment Options

17            Access to Your Money

18            Access to Your Money

19            Reports to Owners

20            Not Applicable

21            Access to Your Money

22            Not Applicable

23            Not Applicable

24            Ownership

25            The Company

26            Expenses

27            The Company

28            The Company

29            The Company

30            The Company

31            Not Applicable

32            Not Applicable

33            Not Applicable

34            Not Applicable

35            The Company; Other Information

36            Not Applicable

37            Not Applicable

38            Other Information

39            Other Information

40            Not Applicable

41            Not Applicable

42            Not Applicable

43            Not Applicable

44            Purchases

45            Other Information

46            Access to Your Money

47            Not Applicable

48            Not Applicable

49            Not Applicable

50            Not Applicable

51            The Company; Purchases

52            Investment Options

53            The Separate Account

54            Not Applicable

55            Not Applicable

56            Not Applicable

57            Not Applicable

58            Not Applicable

59            Financial Statements


           THE MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                    ISSUED BY

                         COVA VARIABLE LIFE ACCOUNT FIVE

                                       AND

                      COVA FINANCIAL LIFE INSURANCE COMPANY

This prospectus describes the Modified Single Premium Variable Life Insurance Policy (Policy) offered by Cova Financial Life Insurance Company (Cova).

The Policy has been designed to be used for estate and retirement planning and other insurance needs of individuals.

The Policy offers you twelve (12) investment portfolios listed below. The investment portfolios are part of Cova Series Trust, Lord Abbett Series Fund, Inc. and General American Capital Company. When you buy a Policy, you bear the complete investment risk. Your Account Value and, under certain circumstances, the death benefit under the Policy may increase or decrease or the duration of the death benefit may vary depending on the investment experience of the investment portfolio(s) you select.

COVA SERIES TRUST                                   LORD ABBETT SERIES FUND, INC.
     Managed by J.P. Morgan                            Growth and Income
     Investment Management Inc.
          Select Equity
          Small Cap Stock                              GENERAL AMERICAN CAPITAL COMPANY
          Large Cap Stock                                   Managed by Conning Asset Management
          International Equity                              Company
          Quality Bond                                           Money Market
     Managed by Lord, Abbett & Co.
       Bond Debenture
          Mid-Cap Value
          Large Cap Research
          Developing Growth
          Lord Abbett Growth and Income


Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Cova Modified Single Premium Variable Life Insurance Policy. The SEC maintains a Web site (http://www.sec.gov) that contains materials incorporated by reference and other information regarding registrants that file electronically with the SEC.


INVESTMENT IN A VARIABLE LIFE INSURANCE POLICY IS SUBJECT TO RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



   May 1, 1998

                                TABLE OF CONTENTS

                                                                          PAGE
SPECIAL TERMS

SUMMARY

PART I

         1. THE VARIABLE LIFE INSURANCE POLICY
         2. PURCHASES
                  PREMIUMS
                  APPLICATION FOR A POLICY
                  ALLOCATION OF PREMIUMS
                  GRACE PERIOD
                  ACCUMULATION UNIT VALUES
         3. INVESTMENT OPTIONS
                  COVA SERIES TRUST
                  LORD ABBETT SERIES FUND, INC.
                  GENERAL AMERICAN CAPITAL COMPANY
                  TRANSFERS
                  DOLLAR COST AVERAGING PROGRAM
                  AUTOMATIC REBALANCING PROGRAM
                  APPROVED ASSET ALLOCATION PROGRAM
                  SUBSTITUTION
         4. EXPENSES
                  INSURANCE CHARGES
                           MORTALITY AND EXPENSE RISK CHARGE
                           ADMINISTRATIVE CHARGE
                           TAX EXPENSE CHARGE
                           COST OF INSURANCE CHARGE
                  ANNUAL POLICY MAINTENANCE FEE
                  ANNUAL WITHDRAWAL AMOUNT
                  SURRENDER CHARGE
                  NURSING HOME WAIVER
                  DEFERRED PREMIUM TAX CHARGE
                  TRANSFER FEE
                  TAXES
                  INVESTMENT PORTFOLIO EXPENSES
         5. DEATH BENEFIT
                  ACCELERATED DEATH BENEFIT
                  JOINT LIVES
         6. TAXES
                  LIFE INSURANCE IN GENERAL
                  TAKING MONEY OUT OF YOUR POLICY
                  DIVERSIFICATION
         7. ACCESS TO YOUR MONEY
                  LOANS
                           LOAN AMOUNT
                           LOAN ACCOUNT
                           LOAN INTEREST
                           INTEREST CREDITED
                           PREFERRED LOAN
                           EFFECT OF LOAN
                           LOAN REPAYMENTS
                  TOTAL SURRENDER
                  PARTIAL SURRENDERS
                  TERMINATION OF THE POLICY
                  REINSTATEMENT
         8. OTHER INFORMATION
                  COVA
                  THE SEPARATE ACCOUNT
                  DISTRIBUTOR
                  SUSPENSION OF PAYMENTS OR TRANSFERS
                  OWNERSHIP
                           OWNER
                           JOINT OWNER
                           BENEFICIARY
                           ASSIGNMENT
PART II

         THE COMPANY
            EXECUTIVE OFFICERS AND DIRECTORS OF COVA
         VOTING
                  DISREGARD OF VOTING INSTRUCTIONS
         THE SEPARATE ACCOUNT
         LEGAL OPINIONS
         REDUCTION OR ELIMINATION OF SURRENDER CHARGE
         MISSTATEMENT OF AGE OR SEX
         COVA'S RIGHT TO CONTEST
         SETTLEMENT OPTIONS
         TAX STATUS
                  INTRODUCTION
                  DIVERSIFICATION
                  TAX TREATMENT OF THE POLICY
                  POLICY PROCEEDS
                  JOINT LIVES
                  TAX TREATMENT OF LOANS AND SURRENDERS
                  MULTIPLE POLICIES
                  TAX TREATMENT OF ASSIGNMENTS
                  QUALIFIED PLANS
         INCOME TAX WITHHOLDING
         REPORTS TO OWNERS
         LEGAL PROCEEDINGS
         EXPERTS
         FINANCIAL STATEMENTS

APPENDIX A
         ILLUSTRATION OF POLICY VALUES



                                  SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Policy, however, certain technical words or terms are unavoidable. We have identified some of those words or terms. For several of these terms we have provided a definition. For the remainder, we believe that you will find an adequate discussion in the text. For those terms, we have identified them in the text in italic and the page number that is indicated here is where we believe you will find the best explanation for the word or term.

ACCOUNT VALUE - The total value of your policy. It is equal to the sum of the Policy values allocated to the investment portfolios and the Policy values allocated to the Loan Account.

ACCUMULATION UNIT - An accounting unit used to calculate Policy values when they are allocated to the investment portfolios.

CASH VALUE - Your Policy's Account Value less any surrender charge and less any deferred premium tax charge and less any policy maintenance fee.

CASH SURRENDER VALUE - Your Policy's Cash Value less any outstanding loans and accrued loan interest.

COVERAGE AMOUNT - It is the difference between the death benefit and the Account Value.

FACE AMOUNT - The amount of coverage that you have chosen (unless later reduced by a partial surrender) and which will be used to determine the death benefit.

MAXIMUM PREMIUM LIMIT - This is the maximum amount of premium that Cova will accept under a Policy. We can also refer to this as MPL. Cova's MPL has been designed not to exceed the maximum premium allowed under the Internal Revenue Code for a specified Face Amount of Insurance for a given age.

POLICY DATE, POLICY ANNIVERSARY, POLICY YEAR - The Policy Date is the day your premium was initially invested in the Money Market Fund which may be before we actually issue the Policy. It is the date from which Policy Anniversaries and Policy Years are determined.

                                                                          PAGE

Annual Withdrawal Amount...........................................
Beneficiary........................................................
Business Day.......................................................
Death Benefit......................................................
Insured............................................................
Investment Portfolio...............................................
Issue Date.........................................................
Joint Owner........................................................
Loan Account.......................................................
Monthly Deduction..................................................
Owner..............................................................
Net Death Benefit or Death Proceeds................................
Premium............................................................
Processing Date....................................................
Right to Examine Period............................................
Surrender Charge...................................................


                                     SUMMARY

The Prospectus is divided into three sections: Summary, Part I and Part II. The sections in this Summary correspond to sections in Part I of this prospectus which discuss the topics in more detail. Even more detailed information is contained in Part II.

1. THE VARIABLE LIFE INSURANCE POLICY

The variable life insurance policy offered by Cova is a contract between you, the owner, and Cova, an insurance company.

The Policy provides for the payment of death proceeds to your selected beneficiary upon the death of the insured which are free from federal income taxes. The Policy can be used as part of your estate planning or to save for retirement. The insured is the person whose life is insured under the Policy. The insured can be the same as the owner but does not have to be.

You can choose among twelve (12) investment  portfolios which are listed in Item
3. The investment portfolios are the investment options available under the Policy. You can allocate your unloaned Account Value to any or all of the investment portfolios. You can transfer between investment portfolios up to 12 times a year without charge and without being taxed. If you make more than 12 transfers in a year, we will charge $25 or 2% of the amount transferred, whichever is less. While the Policy is in force, the Account Value and, under certain circumstances, the death benefit, will vary, up or down, or the duration of the death benefit may vary with the investment performance of the investment portfolios you choose. You are not taxed on the earnings until you surrender or borrow from your Policy.

2. PURCHASES


You can buy the Policy with a single premium and, under certain conditions, you can make additional premiums. Your registered representative can help you fill out the proper forms. The minimum initial premium we will accept is generally $10,000. There is no minimum required for additional premiums. However, the total of all premiums paid will be limited to that which is required to qualify the Policy as life insurance under the Internal Revenue Code. We call this the Maximum Premium Limit. We may also require additional information. In some circumstances, the insured may be required to provide us with medical records or a complete paramedical examination.

3. INVESTMENT OPTIONS

You can put your money in any or all of these investment portfolios which are described in the prospectuses for the funds:

MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.
     Select Equity
     Small Cap Stock
     Large Cap Stock
     International Equity
     Quality Bond

MANAGED BY LORD, ABBETT & CO.

     Bond Debenture
     Growth and Income
     Mid-Cap Value
     Large Cap Research
     Developing Growth
     Lord Abbett Growth and Income

MANAGED BY CONNING ASSET MANAGEMENT COMPANY
     Money Market

Depending upon market conditions, you can make or lose money in any of these portfolios.

4. EXPENSES

The Policy has both insurance features and investment features, and there are costs related to each that reduce the return on your investment.

Each year Cova deducts a $30 policy maintenance fee from your Policy. Cova will not deduct this charge if the Account Value of your Policy is at least $50,000 at the time the deduction is to be made. If you make a complete surrender of your Policy, the policy maintenance fee will be deducted, regardless of your Account Value at that time.

Cova also deducts insurance charges on a monthly basis. For the first ten years, the total charges are equal, on an annual basis, to 1.70% of the value of your Policy, with 1/12 of that amount charged monthly. After the tenth year, the total for insurance charges is 1.15% annually, with 1/12 of that amount charged monthly.

Each month Cova will also deduct an additional insurance charge to cover the cost of insurance. This charge will depend upon the sex, age and rating classification of the insured and whether your initial premium was 100% of the Maximum Premium Limit.

There are also daily investment charges which apply to the average daily value of the investment portfolio and vary depending upon the investment portfolio. These annual charges range from .205% to 1.10%.

If you take out more than the annual withdrawal amount, Cova may assess a surrender charge which ranges from 7.5% of the premium surrendered in the first year to 0% in the tenth year. Each year you may withdraw up to that sum of the excess of your Account Value over premiums paid which have not been previously surrendered; plus 10% of premiums without incurring this surrender charge. We call this amount the annual withdrawal amount. If you take your money out before the tenth year, Cova will assess a deferred premium tax charge which declines from 2.25% of premium surrendered in the first year to 0% in the tenth year. After the tenth year there is no surrender charge or deferred premium tax when you withdraw your money.

Your Policy could lapse if your Cash Surrender Value is insufficient to cover any charges due.

5.  DEATH BENEFIT/DEATH PROCEEDS

The Policy provides for a Face Amount of insurance. The actual amount payable to your beneficiary is the death benefit less any loans plus accrued loan interest under the Policy. This amount is called the death proceeds. It may also be called the net death benefit.


The death benefit will be the greater of (1) your Face Amount or (2) your Account Value multiplied by a specified percentage. These percentages vary by the age of the insured and are shown in your Policy. Therefore, increases in your Account Value may increase the death benefit. A decrease in Account Value may decrease the death benefit, but the death benefit will never be less than the Face Amount (so long as the Policy remains in force). Also, a partial surrender will reduce the Face Amount in the same proportion as the Account Value was reduced.

All or part of the death proceeds may be paid in a lump sum or applied under one of the Settlement Options contained in the Policy.

The Policy is offered on a single life or on a "joint life" basis. Under "joint life" coverage, death proceeds are paid after the second insured's death.

At the time of application for a Policy, you designate a beneficiary who is the person or persons who will receive the death proceeds. You can change your beneficiary unless you have designated an irrevocable beneficiary. The beneficiary does not have to be a natural person.

6. TAXES

Your earnings are not taxed until you take them out. In most cases, your Policy will be a modified endowment contract unless it was exchanged for a contract issued before June 21, 1988. Money taken out of a modified endowment contract is considered to come from earnings first and is taxed as income. Also, if you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings withdrawn. Death proceeds are paid to your beneficiary tax free.

7. ACCESS TO YOUR MONEY

Under the Policy you have access to a portion of your Account Value equal to earnings without charge. You may also withdraw up to 10% of premium each year, without incurring the surrender charge. Premiums withdrawn in excess of this 10% will incur a surrender charge during the first 10 years. However, a deferred premium tax charge will be assessed on all premiums surrendered during the first ten years. The minimum partial surrender that you can make is $500. You can also borrow some of your Cash Value. The minimum loan amount is $500.

8. OTHER INFORMATION

RIGHT TO EXAMINE


If you cancel your Policy within ten days after you receive it (or whatever period is required in your state), we will return to you the greater of (1) the premium(s) you paid or (2) your Account Value on the day we, or the agent through whom it was purchased, received the returned Policy. Until the end of the time you are allowed to examine your Policy (10 days or the required period in your state) plus five days, your premium will remain in the Money Market Fund. After that, we will invest your Account Value as you requested. In the state of California, if you are 60 years or older on the Policy Date, you can cancel your Policy within 30 days after you receive it in which case we will refund your Account Value as of the day we receive your returned Policy.


WHO SHOULD PURCHASE THE POLICY?

The Policy is designed for an individual who wants to:

     *   create or conserve his/her estate;
     *   supplement retirement income; and
     *   retain access to cash through loans and surrenders.

If you currently own a variable life insurance policy on the life of the insured, you should consider whether the purchase of the Policy is appropriate. Also, you should carefully consider whether the Policy should be used to replace an existing Policy on the life of an insured.

Cova will not issue a Policy on insureds older than 90.

ADDITIONAL FEATURES

* You can arrange to have a regular amount of money automatically invested in selected investment portfolios each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. The amount you selected will be placed in the Money Market Fund and will be transferred to the selected investment portfolios monthly. We call this feature Dollar Cost Averaging. There is no additional charge for this feature.

* You can arrange to automatically readjust your unloaned Account Value between investment portfolios periodically to keep the allocation you select. We call this feature Automatic Rebalancing. There is no additional charge for this feature.

* In the event the insured is terminally ill, you can request to receive up to 50% of the death benefit up to a maximum of $500,000. If you have selected the Joint Life option, the provision will only be available on the second life after the death of the first. We call this feature the Accelerated Death Benefit. There is no additional charge for this feature.

* If you or the joint owner are confined in a qualifying facility for 90 consecutive days or more and if the confinement begins after the first Policy Year, you can make a full or partial surrender and we will waive the surrender charge. We call this feature the Nursing Home Waiver. There is no additional charge for this feature.

* You can elect to have the death benefit payable upon the death of a second person. This benefit is written on spouses only. We call this option the Joint Life Option.

These features may not be suitable for your particular situation.

9. INQUIRIES

If you need more information, please contact us at:

     Cova Life Sales Company
     One Tower Lane, Suite 3000
     Oakbrook Terrace, IL 60181

     800-523-1661

If you need Policy Owner service (such as changes in Policy information, inquiry into Policy values, or to make a loan), please contact us at:

     Cova Financial Life Insurance Company
     P.O. Box 10366
     Des Moines, IA 50306
     515-243-5834
     800-343-8496


                                     PART I

1. THE VARIABLE LIFE INSURANCE POLICY

This variable life insurance policy is a contract between you, the owner, and Cova, an insurance company. This kind of policy is most commonly used for retirement and/or estate planning.

During the insured's lifetime, you can select among the investment portfolios offered in the Policy. (There are currently twelve (12) investment portfolios offered. They are listed in Item 3.) You can transfer between them up to 12 times a year without charge. The Account Value and, under some circumstances, the death benefit will go up or down or the duration of the death benefit may vary depending upon the investment experience of the investment portfolio(s) you select. This gives you the opportunity to capture the upside potential of the market. It also means you could lose money.

While your money remains in the Policy, you pay no current income taxes on earnings or gains. This is called tax-deferred accumulation. It helps your money grow faster. Subject to some limitations, you may take money out at any time through loans or partial surrenders. Any money you take out, however, is taxed as earnings until all earnings have been removed from the Policy. If you are younger than age 59 1/2 when you take money out, you may also incur an additional 10% federal tax penalty. If you purchased a Policy in exchange for a policy issued prior to June 21, 1988, different tax rules may apply. (See
Section 6. Taxes. Part II also contains more detailed information regarding taxes.)

Because this is a life insurance policy, it provides a death benefit, which is an amount greater than your Account Value. When the insured dies, the death benefit (minus any loans and any accrued loan interest) is paid to your beneficiary free from federal income tax. The tax-free death benefit combined with the ability to use your money while you're alive, makes this an excellent way to accumulate money you don't think you'll use in your lifetime and a tax-efficient way to provide for those you leave behind.

2. PURCHASES

PREMIUMS


Premiums are the monies you give us to buy the Policy. The minimum initial premium we will accept is generally $10,000. When you apply for the Policy, you request a specific amount of insurance. We call this amount the Face Amount of the Policy. Your initial premium must be 80%, 90% or 100% of the initial Maximum Premium Limit (MPL). The Internal Revenue Code (Code) has established certain criteria which must be met in order for a life insurance policy to qualify as life insurance under the Code. The MPL satisfies one of the criteria. Cova's MPL has been designed not to exceed the Maximum Premium Limit allowed under the Code for a specified Face Amount of insurance for a given age.


You can invest additional premiums up to the MPL. However, if the additional premium increases the amount of insurance, we will require evidence of the insurability of the insured. If all of your premiums totaled $1,000,000 or more, you will need Cova's prior approval before you add premiums. If the additional premium would cause the Policy to fail to meet the criteria established by the Code to qualify as life insurance, Cova will send the premium back within 60 days of the anniversary of the Policy Date (Policy Anniversary). The amount and frequency of additional premiums will affect the Account Value of your Policy and may affect the amount or duration of your insurance.

APPLICATION FOR A POLICY

In order to purchase a Policy, you must submit an application to Cova which requests some information regarding the proposed insured. In some cases, we will ask for additional information. We may request that the insured provide us with medical records or possibly require other medical tests.

Cova will not issue a Policy if the insured is over age 90.

Cova will review all the information it has about the insured and determine whether or not the insured meets Cova's standards for issuing the Policy. This process is called underwriting. If the insured meets all of Cova's underwriting requirements, we will issue a Policy. There are several underwriting classes under which the Policy may be issued.

During the underwriting period, which could be up to 60 days or longer from the time the application is signed, we offer fixed insurance called conditional insurance. The initial premium must be submitted with the application before the conditional insurance is provided. The conditional insurance is effective up to 60 days from when the application is signed. For applicants 65 or younger, conditional insurance will be for the lesser of $500,000 plus the initial premium paid or the amount of insurance applied for. If the applicant is 66 or older, the conditional insurance will be the lesser of $200,000 plus the initial premium paid or the amount of insurance applied for. The conditional insurance is subject to a number of restrictions and is only applicable if the proposed insured was an acceptable risk for the insurance applied for.

ALLOCATION OF PREMIUMS

When you purchase a Policy, we will initially invest your money in the Money Market Fund. After 15 days from the issue date (or the period required in your state plus five days), we will allocate your Account Value to the investment portfolios as you requested in the application. All allocation directions must be in whole percentages. If you make additional premiums, we will allocate them in the same way as your first premium unless you tell us otherwise.


If you change your mind about owning a Policy, you can cancel it within 10 days after receiving it (or the period required in your state (right to examine period)). When you cancel the Policy within this time period, Cova will not assess a surrender charge or a deferred premium tax charge. Cova will give you back the greater of your premium payment or your Account Value. In the state of California, if you are 60 years or older on the Policy Date, you can cancel your Policy within 30 days after you receive it in which case we will refund your Account Value as of the day we receive your returned Policy.


If your application for the Policy is in good order, Cova will invest your first premium in the Money Market Fund two days after it is received, EVEN IF OUR UNDERWRITING IS NOT YET COMPLETE AND THE POLICY IS NOT YET ISSUED. The day we invest your premium in the Money Market Fund is called the Policy Date. The money will stay in the Money Market Fund for 15 days after the issue date.
(In some states, the period may be longer.) At the end of that period, we will re-allocate those funds as you selected in the application.

If as a result of underwriting review, Cova does not issue you a Policy, we will return to you your premium, plus interest required by your state.

If we do issue a Policy, on the issue date, we will deduct the monthly deductions for the period from the Policy Date through the next processing date.

GRACE PERIOD


Your Policy will stay in effect as long as your Cash Surrender Value is sufficient to cover the monthly deductions and policy maintenance fee. If the Cash Surrender Value of your Policy is not enough to cover these deductions to be made from the Policy, Cova will mail you a notice. You will have 61 days from the time the notice is mailed to you to send to Cova the required premium payment. This is called the grace period. If the premium is not paid by the end of the grace period, the Policy will terminate without value.


ACCUMULATION UNIT VALUES

The value of your Policy that is invested in the investment portfolios will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of the value of your Policy, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.)

Every business day we determine the value of an Accumulation Unit for each of the investment portfolios. The value of an Accumulation Unit for any given business day is determined by multiplying a factor we call the net investment factor times the value of an Accumulation Unit for the previous business day. We do this for each investment portfolio. The net investment factor is a number that reflects the change (up or down) in an underlying investment portfolio share. Our business days are each day that the New York Stock Exchange is open for business. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.

The value of an Accumulation Unit may go up or down from day to day.

When you make a premium payment, we credit your Policy with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of premiums allocated to an investment portfolio divided by the value of the Accumulation Unit for that investment portfolio.

We calculate the value of an Accumulation Unit for each investment portfolio after the New York Stock Exchange closes each day and then apply it to your Policy.

When Cova assesses the monthly deductions and for the annual policy maintenance fee we do so by deducting Accumulation Units from your Policy. When you have selected more than one investment portfolio, we make the deductions pro rata from all of the investment portfolios.

3. INVESTMENT OPTIONS

The Policy offers twelve (12) investment portfolios which are listed below. Additional investment portfolios may be available in the future.

YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY BEFORE INVESTING. COPIES OF THESE FUND PROSPECTUSES ARE ATTACHED TO THIS PROSPECTUS.

COVA SERIES TRUST

Cova Series Trust is managed by Cova Investment Advisory Corporation, which is an indirect subsidiary of Cova. Cova Series Trust is a mutual fund with multiple portfolios. Each investment portfolio has a different investment objective. Cova Investment Advisory Corporation has engaged subadvisers to provide investment advice for the individual investment portfolios. The following investment portfolios are available under the Policy:

     J.P. MORGAN INVESTMENT MANAGEMENT INC. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIOS:
     Select Equity Portfolio
     Small Cap Stock Portfolio
     Large Cap Stock Portfolio
     International Equity Portfolio
     Quality Bond Portfolio

     LORD, ABBETT & CO. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIOS:
     Bond Debenture Portfolio
     Mid-Cap Value Portfolio
     Large Cap Research Portfolio
     Developing Growth Portfolio
     Lord Abbett Growth and Income Portfolio

LORD ABBETT SERIES FUND, INC.

Lord Abbett Series Fund, Inc. is a mutual fund with multiple portfolios. Each portfolio is managed by Lord, Abbett & Co. Only the following portfolio is available under the Policy:

     Growth and Income Portfolio

GENERAL AMERICAN CAPITAL COMPANY

General American Capital Company is a mutual fund with multiple portfolios. Only the following portfolio is available under the Policy and is managed by Conning Asset Management Company:

     Money Market Fund

TRANSFERS

You can transfer money among the twelve (12) investment portfolios.

You can make 12 transfers every Policy Year without charge while the insured is alive. If you make more than 12 transfers in a year, there is a transfer fee deducted. (We measure years from your Policy Date.) The fee is $25 per transfer or, if less, 2% of the amount transferred. The following apply to any transfer:

     1. the minimum amount which you can transfer is $500 or your entire value in the investment portfolio.

     2. your request for transfer must clearly state the amount to be transferred and which investment portfolios are involved in the transfer.

     3. if a transfer fee applies, the charge will be deducted from the amount transferred.

You can make  transfers by  telephone.  Prior to making a transfer by telephone, you will need to complete a written pre-authorization form. If you own the Policy with a joint owner, unless Cova is instructed otherwise, Cova will accept instructions from either you or the other owner. Cova will use reasonable procedures to confirm that instructions given to us by telephone are genuine. If Cova fails to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Cova records all telephone instructions.

We have reserved the right to modify your transfer rights if we decide that the exercise of this right by you, your authorized agent, or any owner is or would be disadvantageous to other owners. We have also reserved the right to restrict transfers to a maximum of 12 per year and to restrict transfers from being made on consecutive business days.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging Program allows you to systematically transfer a set amount each month from the Money Market Fund to any of the other investment portfolio(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

You must have at least $5,000 in the Money Market Fund (or the amount required to complete your program, if more) in order to participate in the Dollar Cost Averaging Program. There is no additional charge for this feature.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee.


AUTOMATIC REBALANCING PROGRAM

Once your money has been allocated among the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically readjust your non-loaned Account Value between investment portfolios to keep the blend you selected. You can tell us whether to rebalance quarterly, semi-annually or annually. We will measure these periods from the Policy Date. There is no additional charge for this feature. The transfer date will be the 1st business day after the end of the period you selected. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in both the Dollar Cost Averaging and Automatic Rebalancing Programs at the same time.

APPROVED ASSET ALLOCATION PROGRAM

Cova recognizes the value to certain owners of having available, on a continuous basis, advice for the allocation of your money among the investment portfolios available under the Policy. Certain providers of these types of services have agreed to provide such services to owners in accordance with Cova's administrative rules regarding such programs.

Cova has made no independent investigation of these programs. Cova has only established that these programs are compatible with our administrative systems and rules.

Even though Cova permits the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the investment portfolios, and should Cova become aware of such disruptive practices, we may modify the transfer privilege either on an individual or class basis.

If you participate in an Approved Asset Allocation Program, the transfers made under the program are not taken into account in determining any transfer fee.

SUBSTITUTION

Cova may elect to substitute one of the investment portfolios you have selected with another portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this. Cova may also limit further investment in an investment portfolio if it deems it inappropriate.

4. EXPENSES

There are charges and other expenses associated with the Policy that reduce the return on your investment in the Policy. These charges and expenses are:

INSURANCE CHARGES

Each month, Cova will make certain deductions from your Policy on the processing date. The processing date is the day each month that we deduct certain charges from your Policy. The first processing date is the issue date. The issue date is the date on which we issue you a Policy. After that, it is the same day each month as the Policy Date.

The insurance charges are: (1) mortality and expense risk charge; (2) administrative charge; (3) tax expense charge; and (4) cost of insurance charge. Collectively, we refer to these charges as the monthly deduction. When you have selected more than one investment portfolio, we make the deduction pro rata from all of the investment portfolios you have selected.

MORTALITY AND EXPENSE RISK CHARGE. For the first ten years, this charge is equal, on an annual basis, to .90%, 1/12 of which is charged each month, of the Account Value of your Policy invested in the investment portfolios. For the eleventh year and after, the charge is .75%, 1/12 of which is charged each month. This charge cannot be increased.

ADMINISTRATIVE CHARGE. This charge is equal, on an annual basis, to .40%, 1/12 of which is charged each month, of the Account Value of your Policy. This charge cannot be increased.

TAX EXPENSE CHARGE. This deduction is the sum of the premium tax charge and the federal tax charge. It is deducted monthly for the first ten years. It is equal, on an annual basis, to .40% (.15% for federal tax charge and .25% for premium tax charge), 1/12 of which is charged each month, of the Account Value of your Policy.

This charge compensates Cova for its expenses incurred for federal taxes incurred as a result of issuing the Policy. It also compensates Cova for the state and local premium taxes it incurred as a result of issuing the Policy. Premium taxes range from 0% to 4%. You will be assessed the premium tax charge regardless of what the total actual premium tax is in your state or local jurisdiction. If you surrender all or part of your Policy during the first 10 years, Cova will charge a deferred premium tax charge. See below.


COST OF INSURANCE CHARGE. This charge compensates Cova for insurance coverage provided during the month.

The guaranteed cost of insurance charge is determined by multiplying the Coverage Amount by the cost of insurance rate. The Coverage Amount is the difference between the death benefit and the Account Value. The cost of insurance rate is based upon the sex, age, rate classification of the insured and whether you paid 100%, or 90%, or 80% of the MPL. The rate classification of the insured is determined through our underwriting process.


The Policy provides that for standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday (1980 CSO Table). For substandard risks, the guaranteed cost of insurance rate will be higher and will be based upon a multiple of the 1980 CSO Table. The multiple will be based on the insured's substandard rating. Tables setting forth the guaranteed cost of insurance rates are included in each Policy.

Cova can use rates that are less than the guaranteed cost of insurance rates shown in the Policy. Cova refers to these as the current cost of insurance rates.

If 100% of the MPL is paid, Cova's current cost of insurance rate is a percentage of the Account Value. The basis and amount of this charge may change in the future, but can never be more than the guaranteed cost of insurance rates contained in the Policy. For a better understanding of how the cost of insurance rate and the other charges affect Policy values, you should request personalized illustrations from your registered representative.

ANNUAL POLICY MAINTENANCE FEE

Every year on the Policy Anniversary, currently Cova deducts $30 as a policy maintenance fee. This charge cannot be increased once the Policy is issued. Cova will not deduct this charge, if when the deduction is to be made, your Account Value is $50,000 or more. Cova may some time in the future discontinue this practice for new policies issued and deduct the charge. If you make a complete surrender of your Policy, the policy maintenance fee will be deducted, regardless of your Account Value at that time. When you have selected more than one investment portfolio, we make the deduction pro rata from all of the investment portfolios you have selected.

ANNUAL WITHDRAWAL AMOUNT

While the Policy is in force, prior to the death of the insured and after the expiration of the right to examine period, you can make a total or partial surrender of the Account Value of your Policy up to the Cash Surrender Value.
A surrender may be subject to a surrender charge and a deferred premium tax charge.

When you request a surrender, we will determine what portion, if any, is part of your annual withdrawal amount. The annual withdrawal amount is equal to:

     1. the excess of the Account Value over premiums paid which have not been previously surrendered. Neither the surrender charge nor deferred premium tax charge are assessed on this amount; and

     2. on a non-cumulative basis, 10% of your premium payments each year. This portion of the annual withdrawal amount is subject to the deferred premium tax charge.

SURRENDER CHARGE

During the first 10 years, the surrender charge is assessed against any premium surrendered, which is not part of the annual withdrawal amount. The surrender charge, which is a percent of premiums surrendered, is shown in the table below:

       Policy Year              Surrender Charge              Policy Year            Surrender Charge
       -----------              ----------------              -----------            ----------------
            1                         7.5%                         6                      4.0%
            2                         7.5%                         7                      3.0%
            3                         7.5%                         8                      2.0%
            4                         6.0%                         9                      1.0%
            5                         5.0%                         10+                      0%

NURSING HOME WAIVER

If you or the joint owner, if any, are confined in a qualifying facility for 90 consecutive days or more and if the confinement begins during the first ten years, under the Nursing Home Waiver rider, you can make a full or partial surrender and we will waive the surrender charge. The Nursing Home Waiver goes into effect after the first Policy Anniversary. There is no additional charge for this feature.


DEFERRED PREMIUM TAX CHARGE

When you purchase a Policy there are various premium taxes assessed by state and local governmental entities that we must pay on the Policy. You are charged a portion of that each month for the first ten years as part of the tax expense charge. (See the discussion of the Tax Expense Charge in Section 4 above.) The deferred premium tax charge enables Cova to collect that portion of the premium tax charge it has not collected when you surrender all or part of your Policy. The deferred premium tax charge is assessed only on premiums surrendered from the Policy during the first ten years. The deferred premium tax charge, which is a percent of premiums surrendered, is shown in the table below:

                                Deferred Premium                                        Deferred Premium
     Policy Year                   Tax Charge               Policy Year                    Tax Charge
     -----------                ----------------            -----------                 -------------
          1                          2.25%                       6                           1.00%
          2                          2.00%                       7                           .75%
          3                          1.75%                       8                           .50%
          4                          1.50%                       9                           .25%
          5                          1.25%                       10+                           0%

TRANSFER FEE

You can make 12 free transfers every year. We measure a year from the Policy Date. If you make more than 12 transfers a year, we will deduct a transfer fee of $25 or 2% of the amount that is transferred, whichever is less. If we do assess a transfer fee, it will be deducted from the amount transferred.

If the transfer is part of the Dollar Cost Averaging Program, the Automatic Rebalancing Program or an Approved Asset Allocation Program, it will not count in determining the transfer fee.

TAXES

Cova may assess a charge against a Policy for any taxes attributable to the Separate Account. Cova does not expect to incur such taxes.

INVESTMENT PORTFOLIO EXPENSES

There are deductions from and expenses paid out of the assets of the various investment portfolios, which are summarized below. See the fund prospectuses for a complete description.

                          INVESTMENT PORTFOLIO EXPENSES

  (as a percentage of the average daily net assets of an investment portfolio)

                                                                           Other Expenses
                                                                           (after expense
                                                                          reimbursement for
                                       Management         12b-1           certain Portfolios -          Total Portfolio
                                         Fees             Fees            see Note 1 below)             Annual Expenses
                                         ----             ----            -----------------             ---------------
COVA SERIES TRUST (1)

 Managed by J.P. Morgan
 Investment Management Inc.
   Select Equity (2)                    .75%             - -                    .10%                         .85%
   Small Cap Stock (2)                  .85%             - -                    .10%                         .95%
   Large Cap Stock (2)                  .65%             - -                    .10%                         .75%
   International Equity (2)             .85%             - -                    .10%                         .95%
   Quality Bond (2)                     .55%             - -                    .10%                         .65%

 Managed by Lord, Abbett & Co.
   Bond Debenture (2)                   .75%             - -                    .10%                         .85%
   Mid-Cap Value (3)                   1.00%             - -                    .10%                        1.10%
   Large Cap Research (3)              1.00%             - -                    .10%                        1.10%
   Developing Growth (3)                .90%             - -                    .10%                        1.00%
   Lord Abbett Growth and Income (5)    .65%             - -                    .10%                         .75%

LORD ABBETT SERIES FUND, INC.
   Managed by Lord, Abbett & Co.
   Growth and Income (4)                .50%             .07%                   .02%                         .59%


GENERAL AMERICAN CAPITAL COMPANY
 Managed by Conning Asset Management
 Company
   Money Market                         .21%              - -                    .00%                        .21%

(1) Since August 20, 1990, Cova has been reimbursing the investment portfolios of Cova Series Trust for all operating expenses (exclusive of the management fees) in excess of approximately .10%. Absent the expense reimbursement, the percentages shown for total portfolio annual expenses (on an annualized basis) for the period ended December 31, 1996 would have been: 1.70% for the Select Equity Portfolio; 2.68% for the Small Cap Stock Portfolio; 1.23% for the Large Cap Stock Portfolio; 3.80% for the International Equity Portfolio; 1.52% for the Quality Bond Portfolio; and 2.05% for the Bond Debenture Portfolio.

(2) Annualized. The Portfolio commenced regular investment operations on April 2, 1996.

(3)  Estimated.   The  Portfolio commenced  regular   investment operations on
November 3, 1997.

(4) The Growth and Income Portfolio of Lord Abbett Series Fund, Inc. has a 12b-1 plan which provides for payments to Lord, Abbett & Co. for remittance to a life insurance company for certain distribution expenses (see the Fund Prospectus). The 12b-1 plan provides that such remittances, in the aggregate, will not exceed
 .15% on an annual basis, of the daily net asset value of shares of the Growth and Income Portfolio. For the year ending December 31, 1998, the 12b-1 fees are estimated to be .15%.


(5) Estimated.  The Portfolio has not yet commenced investment operations.

5. DEATH BENEFIT

The primary purpose of the Policy is to provide death benefit protection on the life of the insured. While the Policy is in force, if the insured dies, the beneficiary(ies) will receive the death proceeds. The death proceeds equal the death benefit under the Policy less any loans and accrued loan interest.

The death benefit is the greater of: (1) the Face Amount of the Policy; and (2) the minimum death benefit. The minimum death benefit is the Account Value multiplied by a percentage. Cova has included the minimum death benefit in order to assure that the Policy will continue to qualify as life insurance under the Internal Revenue Code.

You can choose to have the death proceeds paid in a lump sum or under a Settlement Option. If you have not made a choice before the insured dies, the beneficiary will choose the method of payment. If a method of payment has not been chosen within 90 days after receiving proof of death, Cova may pay the death proceeds in a lump sum.

The death benefit payable during the grace period is the death benefit in effect immediately prior to the start of the grace period less any loans, accrued loan interest and any overdue deductions. See discussion of grace period above.

ACCELERATED DEATH BENEFIT

If the insured is terminally ill, under the Accelerated Death Benefit rider, Cova will pre-pay a portion of the death benefit. You may elect to have an Accelerated Death Benefit of up to 50% of the death benefit but no greater than $500,000.

You can only elect to receive an Accelerated Death Benefit once. The Accelerated Death Benefit must first be used to repay any outstanding loans and accrued loan interest. After repayment of the outstanding loans and accrued loan interest, any remaining amount will be paid as a lump sum or under a payment plan. The subsequent amount available for loans or surrenders or as a death benefit will be reduced by the amount of the Accelerated Death Benefit, plus interest accrued at the Policy loan interest rate.

This benefit may not be available in your state or may have different provisions in your state.

JOINT LIVES

Cova offers a rider to the Policy that provides that the death benefit will be paid only upon the death of a second person. This option is only available to spouses.

The cost of insurance charge reflects the anticipated life expectancy of both insureds. It also reflects the fact that the death benefit is payable at the death of the last surviving insured.

If you wish to reinstate a lapsed Policy with a Joint Life rider attached, both insureds must be alive and provide satisfactory evidence of insurability.

The Policy provisions regarding misstatement of age or sex, suicide and incontestability apply to both insureds.

If a Joint Life rider is issued in conjunction with the Policy, the Accelerated Death Benefit will only be payable on the terminal illness of the last surviving insured.

This benefit may not be available in your state.

6. TAXES

NOTE: COVA HAS PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES. COVA HAS INCLUDED IN PART II AN ADDITIONAL DISCUSSION REGARDING TAXES.

LIFE INSURANCE IN GENERAL

Life insurance, such as the Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code for life insurance.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. The beneficiaries are not taxed when they receive the death proceeds upon the death of the insured.

You, as the owner, will not be taxed on increases in the value of your Policy until a distribution occurs - either as a surrender or as a loan. When you receive a distribution, you are taxed on the amount of the withdrawal that is earnings.

TAKING MONEY OUT OF YOUR POLICY

For tax purposes, your Policy will be treated as a modified endowment contract, unless under certain circumstances it was exchanged for a policy issued before June 21, 1988. Consequently if you make a withdrawal or a loan from your Policy, the Code treats it as first coming from earnings and then from your premiums. These earnings are included in taxable income.

The Code also provides that any amount received from an insurance policy which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or (3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer. If you purchased a Policy in exchange for a policy issued prior to June 21, 1988, different tax rules may apply. See "Tax Status" in Part II for more details.

DIVERSIFICATION

The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. Cova believes that the investment portfolios are being managed so as to comply with the requirements.

Under current federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Cova would be considered the owner of the shares of the investment portfolios. If you are considered the owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent owners are permitted to select investment portfolios, to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from. If guidance from the Internal Revenue Service is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Policy, could be treated as the owner of the investment portfolios. Due to the uncertainty in this area, Cova reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

7. ACCESS TO YOUR MONEY

The Cash Surrender Value in your Policy is available: (1) by making a surrender (either a partial or a complete surrender) or (2) by taking a loan from your Policy.

LOANS

You may borrow money from Cova while the Policy is still in force. The Policy will be the only security Cova will require for a Policy loan. You cannot borrow against your Policy until the end of the right to examine period and you cannot borrow if the Policy is in a grace period. Loans are considered distributions from the Policy for tax purposes and the portion of the loan that has come from earnings will be taxable to you and may be subject to a 10% penalty tax. See "Tax Status" in Part II for more details.

LOAN AMOUNT. The maximum loan amount is equal to: 90% of the Account Value, less loan interest due on the next Policy Anniversary, the surrender charge, the policy maintenance fee, if any, and the deferred premium tax charge, if any.

The minimum loan amount is $500. If total loans equal or exceed the Cash Value, the Policy will terminate at the end of the grace period if an appropriate loan repayment is not received by Cova.

LOAN ACCOUNT. When you make a loan, a portion of your Account Value equal to the loan will be transferred on a pro rata basis from the investment portfolios to the loan account. The loan account is a portion of Cova's general account that contains Account Values attributable to Policy loans.

LOAN INTEREST. Loan interest due on the Policy loan will accrue daily at a current rate of 6.0% per annum. The loan interest is due each Policy Anniversary and if not paid will become part of the loan. When that happens, a portion of the Account Value equal to the loan interest due is transferred, on a pro rata basis, from the investment portfolios to the loan account.

INTEREST CREDITED. Amounts held in the loan account will be credited daily with interest, at a current rate of 4.0% per annum.

PREFERRED LOAN. The part of your loan equal to earnings is the Preferred Loan. A preferred loan will be credited interest daily at a current rate of 6.0% per annum.

EFFECT OF LOAN. When you make a loan against your Policy, Cova will redeem Accumulation Units from the investment portfolios equal to the loan request and transfer that amount to the loan account.

A Policy loan, whether or not repaid, will have a permanent effect on the Policy. This is because the loan account does not share in the investment results of the investment portfolio(s). If it is not repaid, the Policy loan and accrued loan interest will reduce the amount of Cash Value. It will also reduce the amount payable at death because outstanding loans and accrued loan interest are deducted from the death benefit.


LOAN REPAYMENTS. You can repay all or part of a loan at any time while your Policy is in force and the insured is alive. There is no minimum loan repayment amount. If you want to repay a loan in full, the loan repayment must equal the loan plus all the accrued loan interest.

When you repay a loan, Cova will transfer the amount held in the loan account to the investment portfolios according to your most recent instructions.

Unless you tell Cova otherwise, any payment Cova receives from you will go first to pay any interest due, then to repay any loan, and then will be considered a premium payment.

TOTAL SURRENDER

You can terminate your Policy by notifying Cova in writing. Cova will pay you the Cash Surrender Value. When that happens, the Policy will be terminated and there will be no other benefits. When you make a total surrender there may be surrender charges and deferred premium tax charges and the policy maintenance fee will be deducted.

PARTIAL SURRENDERS

You can surrender some of the Cash Surrender Value by making a request in writing to Cova. The minimum amount you can surrender is $500, unless your Cash Surrender Value is less. Cova requires that you maintain a minimum Account Value in your Policy of at least $5,000 after you make a partial surrender. If you do not, the Policy will terminate and Cova will send you the entire Cash Surrender Value. When you make a partial surrender, there may be surrender charges and deferred premium tax charges.

When you make a partial surrender, the Face Amount of your Policy will be reduced. The Face Amount is reduced in the same proportion that the Account Value is reduced by the partial surrender. When you make a partial surrender, the amount of the surrender is deducted on a pro rata basis from Account Value allocated to the investment portfolios, unless you specify otherwise.


TERMINATION OF THE POLICY

Your Policy will terminate if (1) you make a total surrender of the Policy, (2) the grace period has ended, or (3) the insured has died.

REINSTATEMENT

If your Policy terminates while the insured is still alive you can have it reinstated provided the Policy did not terminate because you made a total surrender. You can only reinstate your Policy within 5 years after the end of the grace period. If there are joint insureds, both insureds must be alive.

When you reinstate your Policy you must provide Cova with satisfactory evidence of insurability and you must either repay any outstanding loan and accrued interest or you must reinstate the loan along with any accrued interest. You must also pay a sufficient premium to (1) cover all the monthly deductions and any policy maintenance fee that were unpaid during the grace period and (2) be sufficient to keep the Policy in force for at least 2 months after the date of reinstatement.

When you reinstate your Policy, the Face Amount of the reinstated Policy will be the Face Amount of your original Policy at the time the Policy terminated, unless you direct Cova otherwise. You cannot select a Face Amount that is larger than that. The Account Value adjusted for the past due charges of your Policy when you reinstate it will be the Account Value at the time of termination plus the additional premium paid at the time of reinstatement. The past due monthly deductions and policy maintenance fee, if any, will be deducted from this amount. The surrender charge, if any, and the deferred premium tax charge, if any, are based on the number of Policy Years from the original Policy Date.

The effective date of the reinstated Policy is the next processing date following Cova's approval of your application for reinstatement.

8. OTHER INFORMATION

COVA

Cova Financial Life Insurance Company ("Cova") was originally incorporated on September 6, 1972 as Industrial Indemnity Life Insurance Company, a California corporation and changed its name to Xerox Financial Life Insurance Company in 1986. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased Cova, which on that date changed its name to Cova Financial Life Insurance Company.

Cova is presently licensed to do business in the state of California.

THE SEPARATE ACCOUNT

Cova has established a separate account, Cova Variable Life Account Five (Separate Account), to hold the assets that underlie the Policies.

The assets of the Separate Account are held in Cova's name on behalf of the Separate Account and legally belong to Cova. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business Cova may conduct. All the income, gains and losses (realized or unrealized) resulting from those assets are credited to or against the Policies and not against any other Policies Cova may issue.

DISTRIBUTOR

Cova Life Sales Company (Life Sales), One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, acts as the distributor of the Policies. Life Sales is an affiliate of Cova.

Commissions will be paid to broker-dealers who sell the Policies. Broker-dealers will be paid commissions up to 5.5% of premiums and a trail commission up to
 .25% for years two through nine which increases up to .40% in year 10 or later. Sometimes, Cova enters into an agreement with the broker-dealer to pay the broker-dealer persistency bonuses, in addition to the standard commission.


SUSPENSION OF PAYMENTS OR TRANSFERS

Cova may be required to suspend or postpone any payments or transfers for any period when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.  trading on the New York Stock Exchange is restricted;

     3. an emergency exists as a result of which disposal of shares of the investment portfolios not reasonably practicable or Cova cannot reasonably value the shares of the investment portfolios;

     4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

OWNERSHIP

OWNER. You, as the owner of the Policy, have all of the rights under the Policy. If you die while the Policy is still in force and the insured is living, ownership passes to a successor owner or if none, then your estate becomes the owner.

JOINT OWNER. The Policy can be owned by joint owners. Authorization of both joint owners is required for all Policy changes except for telephone transfers.

BENEFICIARY. The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the Policy is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies. If there is an irrevocable beneficiary, all Policy changes except premium allocations and transfers require the consent of the beneficiary.

ASSIGNMENT. You can assign the Policy.


                                     PART II
                                MORE INFORMATION

THE COMPANY

Cova   Financial  Life   Insurance   Company (Cova) was  originally incorporated
on September 6, 1972 as Industrial Indemnity Life Insurance Company, a California corporation and changed its name on January 1, 1986 to Xerox Financial Life Insurance Company. The Company presently is licensed to do business in the state of California. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American) purchased Xerox Financial Services Life Insurance Company (Xerox Life), an affiliate of the Company, from Xerox Financial Services, Inc. The acquisition of Xerox Life included related companies, including Cova. On June 1, 1995 Cova changed its name to Cova Financial Life Insurance Company.

General American is a St. Louis-based mutual company with more than $300 billion of life insurance in force and approximately $24 billion in assets. It provides life and health insurance, retirement plans, and related financial services to individuals and groups.



EXECUTIVE OFFICERS AND DIRECTORS OF COVA

     The  directors  and  executive   officers  of  Cova  and  their   principal
occupations for the past five years are as follows:

Name                                                Principal Occupation During the Past Five Years
---------------------------                         -----------------------------------------------

John W. Barber***                            Director of  Cova-June,  1995 to present;  Director of First
                                             Cova Life Insurance Company  (FCLIC)-June,  1995 to present;
                                             Director of CFLIC June, 1995 to present;  Vice President and
                                             Controller    of    General    American    Life    Insurance
                                             Company-December, 1984 to present; President and Director of
                                             Equity Intermediary Company- October, 1988 to present.

Frances S. Cook*                             Secretary of Cova, Cova Financial Services Life Insurance Company
                                             (CFLIC) and FCLIC - 1997 to present; First Vice President
                                             and Associate General Counsel of CFLIC-July, 1997 to present, prior thereto Vice President and Assistant General Counsel
                                             1996 to 1997, prior thereto Assistant General Counsel 1993 to
                                             1997; Secretary of Cova and FCLIC - 1997 to present; First
                                             Vice President of Cova Life Management Company (CLMC)-July, 1997
                                             to present, prior thereto Vice President and Assistant
                                             General Counsel 1996 to 1997, prior thereto Assistant General
                                             Counsel 1993 to 1997; Secretary of Cova Investment Advisory
                                             Corporation (Advisory) - 1997 to present; Assistant Secretary of Cova Life Sales Company (CLSC) - 1993 to present.


Connie A. Doern****                          Vice  President  of  Cova-1997  to  Present,  prior  thereto
                                             Assistant Vice  President from 1990 to 1995;  Vice President of CFLIC-  1997 to Present,  prior  thereto  Assistant  Vice
                                             President from 1990 to 1995; Vice President of FCLIC-1997 to
                                             Present, prior thereto Assistant Vice President from 1993 to
                                             1995; Vice President of J&H/KVI-1989 to Present.

Judy M. Drew*                                Vice  President of Cova-1988 to present;  Vice  President of
                                             CFLIC-1988  to present;  Vice  President  of  FCLIC-1992  to present;  Senior Vice  President  of  CLMC-1996  to present, prior thereto Vice President  from 1989 to 1996;  President,
                                             COO and Director of Cova Life Sales Company  (CLSC)-1988  to
                                             present.

Patricia E. Gubbe*                           Vice  President of Cova-1989 to present;  Vice  President of
                                             CFLIC-1989  to present;  Vice  President  of  FCLIC-1992  to present; First Vice President of CLMC-1996 to present, prior thereto Vice President from 1989 to 1996; Vice President and
                                             Chief Compliance Officer of CLSC-1989 to present.

Philip A. Haley*                             Executive Vice President of Cova-May 1997 to present,  prior thereto Vice  President from 1990 to 1997 and Assistant Vice
                                             President  from 1989 to 1990;  Executive  Vice  President of
                                             FCLIC- May, 1997 to present,  prior  thereto Vice  President from 1995 to 1997;  Executive  Vice  President  of CFLIC-May
                                             1997 to present,  prior thereto Vice  President from 1990 to
                                             1997  and  Assistant  Vice  President  from  1989  to  1990;
                                             Executive  Vice President of CLMC from May, 1997 to present, prior thereto  Senior Vice  President  from 1996 to 1997 and
                                             Vice   President  from  1990  to  1996  and  Assistant  Vice
                                             President  from 1989 to 1990;  Vice  President  of CLSC from
                                             1991 to present, prior thereto Assistant Vice President from
                                             1989 to 1991.


Christopher S. Harden*                       Vice  President of Cova- 1991 to present;  Vice President of
                                             CFLIC-1991 to present;  First Vice President of CLMC-1996 to present, prior thereto Vice President-1991 to 1996.


J. Robert Hopson*                            Vice  President,  Chief Actuary and Director of Cova-1991 to
                                             present;  Vice  President,  Chief  Actuary  and  Director of
                                             CFLIC-1991  to present;  Vice  President,  Chief Actuary and
                                             Director of  FCLIC-1992 to present;  Senior Vice  President,
                                             Chief  Actuary and Director of  CLMC-1996 to present,  prior thereto Vice  President  and Director  from 1993 to 1996 and
                                             Vice President from 1991 to 1993.

Thomas E. Hughes, Jr.**                      Treasurer  and  Director  of  Cova-June,  1995  to  present;
                                             Treasurer  and  Director  of  CFLIC-June,  1995 to  present;
                                             Treasurer of FCLIC-June,  1995 to present; Corporate Actuary and Treasurer of General  American Life  Insurance  Company-
                                             October,   1994  to  present.   Formerly,   Executive   Vice
                                             President-Group  Pensions  General  American Life  Insurance
                                             Company-March,  1990 to  October,  1994.  In addition to the
                                             Cova companies,  Director of the following  General American subsidiary companies: Paragon Life Insurance Company and RGA
                                             Reinsurance  Company-October,  1994 to present. Treasurer of the following General American subsidiary companies: Paragon
                                             Life Insurance  Company,  General Life Insurance  Company of
                                             America,  General Life Insurance  Company,  General American
                                             Holding   Company,   Red  Oak  Realty   Company,   Gen  Mark
                                             Incorporated,  Walnut Street Securities, Inc., Walnut Street
                                             Adviser's  Inc.,  White Oak Royalty  Company,  Walnut Street
                                             Funds,  Inc., and RGA Reinsurance  Company-October,  1994 to
                                             present.

Lisa O. Kirchner****                         Vice  President  of  Cova-1997  to  present,  prior  thereto
                                             Assistant Vice  President from 1990 to 1995;  Vice President of  CFLIC-1997  to present,  prior  thereto  Assistant  Vice
                                             President from 1988 to 1995; Vice President of FCLIC-1997 to present, prior thereto Assistant Vice President from 1993 to
                                             1995; Vice President of J&H/KVI-1985 to present.


Douglas E. Jacobs*                           Vice  President of Cova- 1985 to present;  Vice President of
                                             CFLIC-1985  to  present;  Vice  President  of  CLMC-1985  to present.

Richard A. Liddy**                           Chairman of the Board of  Directors of Cova,  CFLIC,  FCLIC,
                                             CLMC,  Advisory  and  Allocation-  April,  1997 to  present;
                                             Chairman of the Board, President and Chief Executive Officer
                                             of General  American  Life  Insurance  Company-May,  1992 to
                                             present;  Mr. Liddy also holds  various  positions  with the
                                             General  American  subsidiaries as follows:  Chairman of the
                                             Board and  President  of  General  American  Mutual  Holding
                                             Company, GenAmerica Corporation and General American Holding
                                             Company;  Chairman  of the  Board of  Security  Equity  Life
                                             Insurance Company,  Conning  Corporation,  The Walnut Street
                                             Funds, Inc.,  General American Capital Company,  Reinsurance
                                             Group of  America,  Inc.,  RGA Life  Reinsurance  Company of
                                             Canada, and RGA Reinsurance Company.

William C. Mair*                             Vice  President,  Controller and Director of Cova since 1995
                                             to  present,  prior  thereto  Vice  President,   Controller,
                                             Treasurer  and  Director.  Vice  President,  Controller  and
                                             Director of CFLIC since 1995 to present,  prior thereto Vice
                                             President,   Controller,   Treasurer  and   Director;   Vice
                                             President,  Controller  and  Director of FCLIC- from 1992 to present; Vice President,  Treasurer, Controller and Director of  Advisory-1993  to present;  Vice  President,  Treasurer,
                                             Controller  and  Director  of  Allocation-1994  to  present;
                                             Director of  CLSC-1992  to present;  Senior Vice  President,
                                             Treasurer,  Controller and Director of CLMC-1989 to present;
                                             Vice  President,  Treasurer,   Controller,  Chief  Financial
                                             Officer,  Chief  Accounting  Officer and  Director of Trust-
                                             1996 to present.

Matthew P. McCauley**                        Assistant  Secretary  and  Director  of  Cova-June,  1995 to
                                             present;  Assistant  Secretary  and Director of  CFLIC-June,
                                             1995  to  present;   Assistant  Secretary  and  Director  of
                                             FCLIC-June,  1995 to present;  Associate General Counsel and
                                             Vice   President   of  General   American   Life   Insurance
                                             Company-1973  to present;  Also,  Director,  Vice President,
                                             General  Counsel and  Secretary  for several  other  General
                                             American   subsidiaries;   including   Equity   Intermediary
                                             Company,  Red Oak  Realty  Company,  and White  Oak  Royalty
                                             Company;  General  American Holding Company and Paragon Life
                                             Insurance   Company.    General   Counsel   and   Secretary,
                                             Reinsurance  Group of America,  Incorporated.  Director  and
                                             Secretary, General American Capital Company. General Counsel
                                             and Secretary, Conning Corporation. General Counsel, Conning
                                             Asset  Management  Company.   Director  of  RGA  Reinsurance
                                             Company,  Walnut Street  Securities,  Inc.  Secretary to the
                                             Walnut Street Funds, Inc.

Mark E. Reynolds*                            Executive  Vice  President  of  Cova-May,  1997 to  present;
                                             Executive  Vice  President  of  CFLIC-May,  1997 to present;
                                             Executive  Vice  President of  CFSLIC-May,  1997 to present;
                                             Executive Vice President and Director of FCLIC-May,  1997 to
                                             present;  Executive  Vice  President  of  CLMC-May,  1997 to present;  Executive  Vice  President  and  Director  of Cova
                                             Investment Advisory  Corporation-December,  1996 to present;
                                             Executive  Vice  President and Director of FCLIC - May, 1997
                                             tp present,  Executive  Vice  President and Director of Cova
                                             Investment Allocation Corporation-December, 1996 to present.

Leonard M. Rubenstein**                      Director of Cova, CFLIC,  FCLIC, and  CLMC-January,  1996 to
                                             present;  Director of Advisory and  Allocation  from 1995 to present;  Executive  Vice  President and Director of General
                                             American  Life  Insurance   Company-1992  to  present.   Mr.
                                             Rubenstein  also holds  various  positions  with the General
                                             American subsidiaries as follows:  Director and Treasurer of
                                             General  American  Capital  Company;  Senior Vice  President
                                             Investments,  Treasurer and Director of Reinsurance Group of
                                             America,  Incorporated;  Director of Paragon Life  Insurance
                                             Company; Director of General American Holding Company; Chief
                                             Executive   Officer,   Chairman  and  Director  for  Conning
                                             Corporation;   Director  of  the  following:   General  Life
                                             Insurance  Company,  Security Equity Life Insurance Company,
                                             BHIF America de Vida Seguros S.A. (Chile),  Manatial Seguros
                                             de Vida, S.A. (Argentina),  Red Oak Realty Company,  General
                                             Life Insurance Company of America;  RGA Reinsurance Company;
                                             Secretary and Director for RGA Sud America S.A.


Myron H. Sandberg*                           Vice  President of Cova-1985 to present;  Vice  President of
                                             CFLIC-1985 to present; and CLMC 1989 to present.

John W. Schaus*                              Vice President of Cova-1988 to present;  Vice President   of
                                             CFLIC-1988 to present; and CLMC-1989 to present.

Lorry J. Stensrud*                           President  and Director of Cova from June,  1995 to present,
                                             prior  thereto  Executive  Vice  President;   President  and
                                             Director of CFLIC from June, 1995 to present,  prior thereto
                                             Executive  Vice  President;  President and Director of FCLIC
                                             from June,  1995 to present,  prior thereto  Executive  Vice
                                             President; President and Director of CLMC from June, 1995 to
                                             present,   prior  thereto  Executive  Vice  President  only;
                                             President  and  Director of  Advisory  from 1993 to present;
                                             President and Director of  Allocation  from 1994 to present.
                                             Director  of CLSC from  1989 to  present;  President,  Chief
                                             Executive Officer and Director of Trust-1996 to present.

  Peter L. Witkewiz*****                     Vice  President of Cova-1997 to present;  Vice  President of
                                             CFLIC-1997  to present;  Vice  President  of  FCLIC-1997  to present.

  Kent R. Zimmerman**                        Assistant Treasurer of Cova-May, 1996 to present;  Assistant
                                             Treasurer of CFLIC-May, 1996 to present; Assistant Treasurer of CLMC- 1996 to present.  Second Vice  President of General
                                             American  Life  Insurance  Company-  1997 to present,  prior thereto Vice  President of General  American Life  Insurance
                                             Company, 1992 to 1997. Mr. Zimmerman holds various positions
                                             with  the   General   American   subsidiaries   -  Assistant
                                             Treasurer,  Security Equity Life Insurance Company,  Paragon
                                             Life Insurance  Company,  General Life Insurance  Company of
                                             America and RGA Reinsurance Co.

*    Business Address:                       Cova, One Tower Lane, Suite 3000, Oakbrook Terrace, IL 60181

**   Business Address:                       General American, 700 S. Market Street, St. Louis, MO 63101

***  Business Address:                       General  American,  13045 Tesson Ferry Road,  St. Louis,  MO 63128

**** Business Address:                       J&H/KVI, 1776 West Lakes Parkway, West Des Moines, IA 50266

VOTING

In accordance with its view of present applicable law, Cova will vote the shares of the investment portfolios at special meetings of shareholders in accordance with instructions received from owners having a voting interest. Cova will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. Cova will vote shares it owns in the same proportion as it votes shares for which it has received instructions. The funds do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Cova determines that it is permitted to vote the shares of the funds in its own right, it may elect to do so.

The voting interests of the owner in the funds will be determined as follows: owners may cast one vote for each $100 of Account Value of a Policy which is allocated to an investment portfolio on the record date. Fractional votes are counted.

The number of shares which a person has a right to vote will be determined as of the date to be chosen by Cova not more than sixty (60) days prior to the meeting of the fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

Each owner having such a voting interest will receive periodic reports relating to the investment portfolios in which he or she has an interest, proxy material and a form with which to give such voting instructions.

DISREGARD OF VOTING INSTRUCTIONS. Cova may, when required to do so by state insurance authorities, vote shares of the funds without regard to instructions from owners if such instructions would require the shares to be voted to cause an investment portfolio to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the investment portfolio. Cova may also disapprove changes in the investment policy initiated by owners or trustees/directors of the funds, if such disapproval is reasonable and is based on a good faith determination by Cova that the change would violate state or federal law or the change would not be consistent with the investment objectives of the investment portfolios or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by Cova or of an affiliated company. In the event Cova does disregard voting instructions, a summary of this action and the reasons for such action will be included in the next semi-annual report to owners.

THE SEPARATE ACCOUNT

Cova has established the separate account, Cova Variable Life Account Five (Separate Account), to hold the assets that underlie the Policies. The Board of Directors of Cova adopted a resolution to establish the Separate Account under California insurance law on March 24, 1992. Cova has registered the Separate Account with the Securities Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The investment program of the Separate Account will not be changed without the approval by the Insurance Commissioner of the state of California. If required, the approval process is on file with the Commissioner of the state in which this Policy is issued.

If the New York Stock Exchange is closed (except for holidays and weekends) or trading is restricted due to an emergency as defined by the Securities and Exchange Commission so that Cova cannot value Accumulation Units, Cova may postpone all procedures which require valuation of the Accumulation Units until valuation is possible.

LEGAL OPINIONS

Legal matters in connection with the Policies  described herein are being passed
upon  by  the  law  firm  of  Blazzard,  Grodd  &  Hasenauer,   P.C.,  Westport,
Connecticut.

REDUCTION OR ELIMINATION OF SURRENDER CHARGE

The amount of the surrender charge on the Policies may be reduced or eliminated when sales of the Policies are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to a reduction of the surrender charge will be determined by Cova after examination of all the relevant factors such as:

     1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Policies with fewer sales contacts.

     2. The total amount of premium payments to be received will be considered. Per Policy sales expenses are likely to be less on larger premium payments than on smaller ones.

     3. Any prior or existing relationship with Cova will be considered. Per Policy sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Policy with fewer sales contacts.

     4. There may be other circumstances, of which Cova is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, Cova determines that there will be a reduction in sales expenses, Cova may provide for a reduction or elimination of the surrender charge.

The surrender charge may be eliminated when the Policies are issued to an officer, director or employee of Cova or any of its affiliates. In no event will any reduction or elimination of the surrender charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured(s) has been incorrectly stated, the death benefit will be adjusted to reflect the death benefit that would have been provided by the last cost of insurance at the correct age and/or sex of the insured.

COVA'S RIGHT TO CONTEST

Cova cannot contest the validity of the Policy except in the case of fraud after it has been in effect during the insured's lifetime for two years from the Policy Date. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. In addition, if the insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to premiums paid less debt and less any surrenders.

SETTLEMENT OPTIONS

The Cash Surrender Value or the death proceeds may be paid in a lump sum or may be applied to one of the Settlement Options. The Settlement Options are:

     Option 1: Life Annuity
     Option 2: Life Annuity with 5, 10 or 20 years guaranteed
     Option 3: Joint and Last Survivor Annuity
     Option 4: Payments for a Designated Period

You or the beneficiary can select to have the Settlement Options payable on either a fixed or variable basis.

TAX STATUS

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON COVA'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO LIFE INSURANCE IN GENERAL. COVA CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. SECTION 7702 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("CODE"), DEFINES THE TERM "LIFE INSURANCE CONTRACT" FOR PURPOSES OF THE CODE. COVA BELIEVES THAT THE POLICIES TO BE ISSUED WILL QUALIFY AS "LIFE INSURANCE CONTRACTS" UNDER SECTION 7702. COVA DOES NOT GUARANTEE THE TAX STATUS OF THE POLICIES. PURCHASERS BEAR THE COMPLETE RISK THAT THE POLICIES MAY NOT BE TREATED AS "LIFE INSURANCE" UNDER FEDERAL INCOME TAX LAWS. PURCHASERS SHOULD CONSULT THEIR OWN TAX ADVISERS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS.

INTRODUCTION. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon Cova's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

Cova is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from Cova and its operations form a part of Cova.

DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies such as the Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989,  the  Treasury  Department  issued  Regulations  (Treas.  Reg.
Section 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer".

Cova intends that each investment portfolio underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which owner control of the investments of the Separate Account will cause the owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the Separate Account.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, Cova reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires the use of reasonable mortality and other expense charges. In establishing these charges, Cova has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While Cova has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with Cova's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. Owners should consult their tax advisers with respect to the tax consequences of purchasing the Policy.

POLICY PROCEEDS. Loan proceeds and/or surrender payments from the Policies are fully taxable to the extent of income in the Policy and may further be subject to an additional 10% federal income tax penalty. (See "Tax Treatment of Loans and Surrenders".) Otherwise, the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludable from the gross income of the beneficiary under Section 101(a) of the Code and any benefits paid under the Accelerated Death Benefit Rider shall be excludable from gross income under Section 101(g) of the Code. Furthermore, the owner is not deemed to be in constructive receipt of the Account Value or Cash Surrender Value, including increments thereon, under a Policy until surrender thereof. If the death proceeds are to be paid under one of the Settlement Options, the payments will be prorated between the amount attributable to the death benefit which will be excludable from the beneficiary's income and the amount attributable to interest which will be includable in the beneficiary's income.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Policy owner or beneficiary. Owners and beneficiaries should consult their tax adviser.

JOINT LIVES. The Policy may be issued with a Joint Life Rider providing for the payment of the death benefit upon the death of the last surviving insured. While Cova believes that a Policy issued on this basis complies with Section 7702 of the Code, such circumstances are not directly addressed in either Section 7702 or the regulations issued thereunder. In the absence of regulation or other guidelines, there is some uncertainty as to whether a Policy with such a joint life feature meets the requirements of Section 7702 of the Code.

TAX TREATMENT OF LOANS AND SURRENDERS. The Code alters the tax treatment accorded to loans and certain distributions from life insurance policies which are deemed to be "modified endowment contracts". The Policy's premium requirements are such that Policies issued on or after June 21, 1988 will be treated as modified endowment contracts. A Policy received in exchange for a modified endowment contract is also a modified endowment contract regardless of whether it meets the 7-pay test.

However, an exchange under Section 1035 of the code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a modified endowment contract if no additional premiums are paid.

A Policy that was entered into prior to June 21, 1988 may be deemed to be a modified endowment contract if it is materially changed and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven
(7) level annual premiums. A material change would include any increase in the future benefits provided under a policy unless the increase is attributable to:
(1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy Years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Assuming that the Policy will be treated as a modified endowment contract, surrenders and/or loan proceeds are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distribution: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary. Furthermore, only under limited circumstances will interest paid on Policy loans be tax deductible.

Policy owners should seek competent tax advice on the tax consequences of taking loans, making a partial or total surrender or making any material modifications to their Policies.

MULTIPLE POLICIES. The Code further provides that multiple modified endowment contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one modified endowment contract for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. Policy owners should consult a tax adviser prior to purchasing more than one modified endowment contract in any calendar year period.

TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. Policy owners should therefore consult competent tax advisers should they wish to assign or change the owner of their Policies.

QUALIFIED PLANS. The Policies may be used in conjunction with certain qualified plans. Because the rules governing such use are complex, a purchaser should not do so until he has consulted a competent qualified plans consultant.

INCOME TAX WITHHOLDING

All distributions or the portion thereof which is includable in gross income of the Policy owner are subject to federal income tax withholding. However, the Policy owner in most cases may elect not to have taxes withheld. The Policy owner may be required to pay penalties under the estimated tax rules, if the Policy owner's withholding and estimated tax payments are insufficient.

REPORTS TO OWNERS


Cova will send to each owner semi-annual and annual reports of the investment portfolios. Within 30 days after each Policy Anniversary, an annual statement will be sent to each owner. The statement will show the current amount of death benefit payable under the Policy, the current Account Value, the current Cash Surrender Value, current debt and will show all transactions previously confirmed. The statement will also show premiums paid and all charges deducted during the Policy Year.


Confirmations will be mailed to Policy owners within seven days of the transaction of: (a) the receipt of premium; (b) any transfer between investment portfolios; (c) any loan, interest repayment, or loan repayment; (d) any surrender; (e) exercise of the free look privilege; and (f) payment of the death benefit under the Policy. Upon request a Policy owner shall be entitled to a receipt of premium payment.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account or the Distributor is a party or to which the assets of the Separate Account are subject. Cova is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

EXPERTS

The balance sheets of Cova as of December 31, 1997 and 1996, and the related statements of income, shareholder's equity, and cash flows for the years ended December 31, 1997 and 1996, and the periods from June 1, 1995 to December 31, 1995 and January 1, 1995 to May 31, 1995, have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG Peat Marwick LLP covering Cova's financial statements referred to above contains an explanatory paragraph stating that as a result of its 1995 acquisition, the financial information for the periods subsequent to the acquisition is presented on a different cost basis than for the period prior to the acquisition and, therefore, is not comparable.


FINANCIAL STATEMENTS

There are no financial statements for the Separate Account because it has only recently commenced operations.



COVA FINANCIAL LIFE INSURANCE COMPANY (a wholly owned subsidiary of Cova Financial Services Life Insurance Company)
Financial Statements
December 31, 1997, 1996 and 1995
(With Independent Auditors' Report Thereon)



                          Independent Auditors' Report

     The Board of Directors and Shareholder
     Cova Financial Life Insurance Company:

     We have audited the accompanying balance sheets of Cova Financial Life Insurance Company (a wholly owned subsidiary of Cova Financial Services Life Insurance Company) (the Company) as of December 31, 1997 and 1996, and the related statements of income, shareholder's equity, and cash flows for the years ended December 31, 1997 and 1996, and the period from June 1, 1995 to December 31, 1995 (Successor periods), and the period from January 1, 1995 to May 31, 1995 (Predecessor period). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cova Financial Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the Successor periods, in conformity with generally accepted accounting principles. Also, in our opinion, the Predecessor financial statements present fairly, in all material respects, the results of its operations and its cash flows for the Predecessor period, in conformity with generally accepted accounting principles.

     As discussed in Note 1 to the financial statements, effective June 1, 1995, the predecessor to Cova Corporation, a subsidiary of General American Life Insurance Company, acquired all of the outstanding stock of Cova Financial Life Insurance Company in a business combination accounted for as a purchase. As a result of the acquisition, the financial information for the periods subsequent to the acquisition is presented on a different cost basis than that for the period prior to the acquisition and, therefore, is not comparable.


     Chicago, Illinois
     March 5, 1998






COVA FINANCIAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Cova Financial Services Life Insurance Company)
Balance Sheets
December 31, 1997 and 1996
(In thousands of dollars)

-------------------------------------------------------------------------------------------------------------------

                            ASSETS                                                           1997          1996
-------------------------------------------------------------------------------------------------------------------

Investments:

    Debt securities available for sale, at fair value

       (cost of $96,884 in 1997 and $71,257 in 1996)                                    $     97,520        71,263
    Mortgage loans (net)                                                                       1,786         -
    Policy loans                                                                               1,083         1,048
    Short-term investments, at fair value                                                      -                44
-------------------------------------------------------------------------------------------------------------------

Total investments                                                                            100,389        72,355
-------------------------------------------------------------------------------------------------------------------


Cash and cash equivalents - interest-bearing                                                     756         4,150
Cash - noninterest-bearing                                                                     1,392         2,485
Accrued investment income                                                                      1,826         1,122
Deferred policy acquisition costs                                                              6,774         3,321
Present value of future profits                                                                  900         1,178
Goodwill                                                                                       1,923         2,034
Deferred tax asset (net)                                                                       1,042         1,115
Receivable from OakRe                                                                         68,533        92,238
Reinsurance receivables                                                                          114            51
Other assets                                                                                      14            44
Separate account assets                                                                       69,318        18,880
-------------------------------------------------------------------------------------------------------------------

Total assets                                                                            $    252,981       198,973
-------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

COVA FINANCIAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Cova Financial Services Life Insurance Company)

Balance Sheets, continued

December 31, 1997 and 1996

(In thousands of dollars, except share data)

-------------------------------------------------------------------------------------------------------------------

         LIABILITIES AND SHAREHOLDER'S EQUITY                                                 1997         1996
-------------------------------------------------------------------------------------------------------------------

Policyholder deposits                                                                    $    157,566      154,566
Future policy benefits                                                                          5,381        4,561
Payable on purchase of securities                                                                  92        1,048
Accounts payable and other liabilities                                                          1,462          736
Federal and state income taxes payable                                                            106           10
Future purchase price payable to OakRe                                                            565          683
Guaranty fund assessments                                                                       1,000        1,585
Separate account liabilities                                                                   69,318       18,880
-------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                             235,490      182,069
-------------------------------------------------------------------------------------------------------------------

Shareholder's equity:

   Common stock, $233.34 par value.  (Authorized

      30,000 shares; issued and outstanding                                                     2,800        2,800
      12,000 shares in 1997 and 1996
   Additional paid-in capital                                                                  13,523       13,523
   Retained earnings                                                                            1,023          580
   Net unrealized appreciation on securities,

      net of tax                                                                                  145            1
-------------------------------------------------------------------------------------------------------------------

Total shareholder's equity                                                                     17,491       16,904
-------------------------------------------------------------------------------------------------------------------

Total liabilities and shareholder's equity                                               $    252,981      198,973
-------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.





COVA FINANCIAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Cova Financial Services Life Insurance Company)

Statements of Income

Years ended December 31, 1997, 1996, and 1995

(In thousands of dollars)

---------------------------------------------------------------------------------------------------------------------------
                                                                             The Company                       Predecessor
                                                                 -----------------------------------------  ---------------
                                                                                              7 months          5 months
                                                                                              ended              ended
                                                                                               December 31,     May 31,
                                                                   1997        1996           1995               1995
---------------------------------------------------------------------------------------------------------------------------

Revenues:

    Premiums                                                   $     1,191         488            142                 82
    Net investment income                                            6,761       4,176          1,419              5,271
    Net realized gains (losses) on sales of

       investments                                                     158         (28)           118               (272)
    Separate account fees                                              599         134             10              -
    Other income (expense)                                              45          35             (7)                57
---------------------------------------------------------------------------------------------------------------------------

Total revenues                                                       8,754       4,805          1,682              5,138
---------------------------------------------------------------------------------------------------------------------------

Benefits and expenses:

    Interest on policyholder deposits                                4,837       2,563            788              5,034
    Current and future policy benefits                               1,481         722            115                178
    Operating and other expenses                                     1,203         570            309                814
    Amortization of purchased intangible
       assets                                                          165          66            157              -
    Amortization of deferred acquisition
       costs                                                           320         187              5                522
---------------------------------------------------------------------------------------------------------------------------

Total benefits and expenses                                          8,006       4,108          1,374              6,548
---------------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes                                      748         697            308             (1,410)
---------------------------------------------------------------------------------------------------------------------------

Income tax expense (benefit):

    Current                                                            310         351          -                   (362)
    Deferred                                                            (5)        (66)           140               (201)
---------------------------------------------------------------------------------------------------------------------------

Total income tax expense (benefit)                                     305         285            140               (563)
---------------------------------------------------------------------------------------------------------------------------

Net income (loss)                                              $       443         412            168               (847)
---------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



COVA FINANCIAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Cova Financial Services Life Insurance Company)

Statements of Shareholder's Equity

Years ended December 31, 1997, 1996, and 1995

(In thousands of dollars)

---------------------------------------------------------------------------------------------------------------------------
                                                                                  The Company                 Predecessor
                                                                      --------------------------------------  -------------
                                                                                                7 months        5 months
                                                                                                 ended           ended
                                                                                              December 31,      May 31,
                                                                        1997       1996      1995               1995
---------------------------------------------------------------------------------------------------------------------------

Common stock:

      Balance at beginning of period                                $    2,800       2,800          2,800           600
      Par value adjustment                                               -           -              -             2,200
---------------------------------------------------------------------------------------------------------------------------

Balance at end of period                                                 2,800       2,800          2,800         2,800
---------------------------------------------------------------------------------------------------------------------------

Additional paid-in capital:

    Balance at beginning of period                                      13,523      13,523         18,093        17,200
    Adjustment to reflect purchase acquisition
      indicated in note 2                                                -           -             (7,570)        -
    Par value adjustment                                                 -           -              -            (2,200)
    Capital contribution                                                 -           -              3,000         3,093
---------------------------------------------------------------------------------------------------------------------------

Balance at end of period                                                13,523      13,523         13,523        18,093
---------------------------------------------------------------------------------------------------------------------------

Retained earnings:

    Balance at beginning of period                                         580         168            209         4,045
    Adjustment to reflect purchase acquisition
      indicated in note 2                                                -           -               (209)        -
    Net income (loss)                                                      443         412            168          (847)
    Adjustment due to financial reinsurance
      transaction with OakRe                                             -           -              -            (2,989)
---------------------------------------------------------------------------------------------------------------------------

Balance at end of period                                                 1,023         580            168           209
---------------------------------------------------------------------------------------------------------------------------

Net unrealized appreciation (depreciation) on securities:

      Balance at beginning of period                                         1         192         (3,789)      (11,316)
      Adjustment to reflect purchase acquisition
         indicated in note 2                                             -           -              3,789         -
Change in unrealized appreciation (depreciation)
    of debt and equity securities                                          630        (840)           846        15,151
Change in deferred Federal income taxes                                    (77)        103           (104)       (4,053)
Change in deferred acquisition costs
    attributable to unrealized gains                                      (144)        (69)         -            (3,571)
Change in present value of future profits
    attributable to unrealized losses (gains)                             (265)        615           (550)        -
---------------------------------------------------------------------------------------------------------------------------

Balance at end of period                                                   145           1            192        (3,789)
---------------------------------------------------------------------------------------------------------------------------

Total shareholder's equity                                          $   17,491      16,904         16,683        17,313
---------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.





COVA FINANCIAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Cova Financial Services Life Insurance Company)

Statements of Cash Flows

Years ended December 31, 1997, 1996 and 1995

(In thousands of dollars)

---------------------------------------------------------------------------------------------------------------------------
                                                                              The Company                    Predecessor
                                                                  ----------------------------------------  ---------------
                                                                                             7 months          5 months
                                                                                               ended            ended
                                                                                           December 31,        May 31,
                                                                    1997        1996      1995                 1995
---------------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities:

    Interest and dividend receipts                              $     6,162       3,676            934            7,283
    Premiums received                                                 1,210         509            154               90
    Insurance and annuity benefit payments                             (669)       (580)          (339)            (252)
    Operating disbursements                                          (1,341)       (768)          (490)          (1,038)
    Taxes on income refunded (paid)                                    (298)       (341)         -                1,975
    Commissions and acquisition costs paid                           (3,821)     (2,413)        (1,169)            (542)
    Other                                                                69        (183)           360            6,299
---------------------------------------------------------------------------------------------------------------------------

Net cash provided by (used in) operating
    activities                                                        1,312        (100)          (550)          13,815
---------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
    Cash used for the purchase of

      investment securities                                         (53,534)    (42,655)       (52,399)            (935)
    Proceeds from investment securities
      sold and matured                                               25,379      10,635         14,399          151,204
    Investment expenses                                                 (81)        (90)           (57)             (97)
---------------------------------------------------------------------------------------------------------------------------

Net cash provided by (used in) investing

    activities                                                      (28,236)    (32,110)       (38,057)         150,172
---------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:

    Policyholder deposits                                            81,788      38,348         12,442            5,614
    Transfers from (to) OakRe                                        25,060      36,553         33,579         (171,081)
    Transfer to separate accounts                                   (56,144)    (13,669)        (3,312)           -
    Return of policyholder deposits                                 (28,267)    (28,521)       (26,897)         (15,531)
    Capital contributions received                                    -           -              3,000            3,093
---------------------------------------------------------------------------------------------------------------------------

Net cash provided by (used in) financing

    activities                                                       22,437      32,711         18,812         (177,905)
---------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in cash and cash

    equivalents                                                      (4,487)        501        (19,795)         (13,918)
---------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents -

    beginning of period                                               6,635       6,134         25,929           39,847
---------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents -

    end of period                                               $     2,148       6,635          6,134           25,929
---------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

COVA FINANCIAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Cova Financial Services Life Insurance Company)

Statements of Cash Flows

(In thousands of dollars)

---------------------------------------------------------------------------------------------------------------------------

                                                                              The Company                    Predecessor
                                                                  ----------------------------------------  ---------------
                                                                                             7 months          5 months
                                                                                               ended            ended
                                                                                           December 31,        May 31,
                                                                    1997        1996      1995                 1995
---------------------------------------------------------------------------------------------------------------------------

Reconciliation   of  net  income  (loss)  to  net  cash  provided  by  operating activities:

      Net income (loss)                                         $       443         412            168             (847)
      Adjustments to reconcile net
         income (loss) to net cash provided by
         (used in) operating activities:

           Increase (decrease) in future policy

              benefits                                                  820         192           (201)             (52)
           Increase (decrease) in payables and
              accrued liabilities                                        82          95            161             (252)
           Decrease (increase) in accrued
              investment income                                        (704)       (556)          (525)           1,766
           Amortization of intangible assets and
              deferred acquisition costs                                485         253            162              522
           Amortization and accretion of
              securities premiums and discounts                         (10)         73             (9)              32
           Net realized (gain) loss on sale of
              investments                                              (158)         28           (118)             272
           Interest on policyholder deposits                          4,837       2,563            788            5,034
           Investment expenses paid                                     115          90             57               97
           Increase (decrease) in current and
              deferred Federal income taxes                              91         (66)           140            1,412
           Recapture commissions paid to OakRe                         (159)       (273)          (223)           -
           Deferral of acquisition costs                             (3,917)     (2,413)        (1,169)            (542)
           Due to/from affiliates                                     -              44             27            6,470
           Other                                                       (613)       (542)           192              (97)
---------------------------------------------------------------------------------------------------------------------------

Net cash provided by (used in) operating activities             $     1,312        (100)          (550)          13,815
---------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

COVA FINANCIAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Cova Financial Services Life Insurance Company) Notes to Financial Statements

--------------------------------------------------------------------------------


COVA FINANCIAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Cova Financial Services Life Insurance Company)

Notes to Financial Statements

December 31, 1997, 1996 and 1995

--------------------------------------------------------------------------------

 (1)    Nature of Business and Organization

              Nature of the Business

        Cova Financial Life Insurance Company (the Company), formerly Xerox Financial Life Insurance Company (the Predecessor), markets and services single premium deferred annuities, immediate annuities, variable annuities, and single premium whole-life insurance policies. The Company is licensed to conduct business in the state of California. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders. Life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

        Under the deferred annuity contracts, interest rates credited to policyholder deposits are guaranteed. The Company may assess surrender fees against amounts withdrawn prior to scheduled rate reset and adjust account values based on current crediting rates. Policyholders also may incur certain Federal income tax penalties on withdrawals.

        Although the Company markets its products through numerous distributors, including regional brokerage firms, national brokerage firms, and banks, approximately 85%, 81%, and 71% of the Company's sales have been through two specific brokerage firms, A. G. Edwards & Sons, Incorporated, and Edward Jones & Company, Incorporated, in 1997, 1996, and 1995, respectively.

              Organization

        The Company is a wholly owned subsidiary of Cova Financial Services Life Insurance Company (CFSLIC). On December 31, 1996, Cova Corporation, an insurance holding company wholly owned by General American Life Insurance Company (GALIC), transferred 100% of the outstanding shares of the Company to CFSLIC, an affiliated life insurer domiciled in Missouri. The transfer of direct ownership had no effect on the operations of the company as both CFSLIC and the Company had existed under common management and control prior to the transfer.

        Prior to June 1, 1995 Xerox Financial Services, Inc. (XFSI) owned 100% of the shares of the Predecessor. XFSI is a wholly owned subsidiary of Xerox Corporation.

        On June 1, 1995 XFSI sold 100% of the issued and outstanding shares of the Predecessor to Cova Corporation in exchange for approximately $13.3 million in cash and $1.1 million in future payables. In conjunction with this Agreement, the Predecessor also entered into a financing reinsurance transaction that caused OakRe Life Insurance Company
        (OakRe),  an  affiliate  of the  Predecessor,  to  assume  the  economic benefits and risks of the single premium deferred annuity deposits (SPDAs) which had an aggregate carrying value at June 1, 1995 of $159.0 million. In exchange, the Predecessor transferred specifically identified assets to OakRe with a market value at June 1, 1995 of $162.0 million. Ownership of OakRe was retained by XFSI subsequent to the sale of the Predecessor and other affiliates. The "Receivable from OakRe" to the Company that was created by this transaction will be liquidated over the remaining crediting rate guaranty periods (which will be substantially expired by the year 2000) by the transfer of cash in the amount of the then-current account value, less a recapture commission fee to OakRe on policies retained beyond their 30-day no-fee surrender window by the Company, upon the next crediting rate reset date of each annuity policy. The Company may then reinvest that cash for those policies that are retained and thereafter assume the benefits and risks of those deposits.

        In the event that both OakRe and XFSI default on the receivable, the Company may draw funds from a standby bank irrevocable letter of credit established by XFSI in the amount of $500 million. No funds were drawn on this letter of credit during the periods ending December 31, 1997 and 1996.

        In substance, terms of the agreement have allowed the seller, XFSI, to retain substantially all of the existing financial benefits and risks of the existing business, while the purchaser, GALIC, obtained the corporate operating and product licenses, marketing, and administrative capabilities of the Company, and access to the retention of the policyholder deposit base that persists beyond the next crediting rate reset date.

 (2)    Purchase in Accounting

        Upon closing of the sale, the Company restated its financial statements in accordance with "push down purchase accounting," which allocates the net purchase price of $13.3 million according to the fair values of the acquired assets and liabilities, including the estimated present value of future profits. These allocated values were dependent upon policies in force and market conditions at the time of closing; however, these allocations were not finalized until 1996. The table summarizes the final allocation of purchase price.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                              June 1, 1995
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               (in millions)

        Assets acquired:

              Policy loans                                                                                   $      0.9
              Cash and cash equivalents                                                                            25.9
              Short-term investment                                                                                 0.1
              Present value of future profits                                                                       1.1
              Goodwill                                                                                              2.2
              Deferred tax benefit                                                                                  1.5
              Reinsurance receivable                                                                              156.3
              Other assets                                                                                          0.1
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                  188.1

---------------------------------------------------------------------------------------------------------------------------

        Liabilities assumed:

              Policyholder deposits                                                                               168.7
              Future policy benefits                                                                                4.5
              Future purchase price payable                                                                         1.1
              Deferred income taxes                                                                                 0.2
              Other liabilities                                                                                     0.3
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                  174.8

---------------------------------------------------------------------------------------------------------------------------

        Adjusted purchase price                                                                              $     13.3
---------------------------------------------------------------------------------------------------------------------------

        In addition to revaluing all material tangible assets and liabilities to their respective estimated fair values as of the closing date of the sale, the Company also recorded in its financial statements the excess of cost over fair value of net assets acquired (goodwill) as well as the present value of future profits to be derived from the purchased and reinsured business. These amounts were determined in accordance with the purchase method of accounting. This new basis of accounting resulted in a reduction in shareholder's equity of approximately $4.0 million in 1995, reflecting the application of push down purchase accounting. The Company's financial statements subsequent to June 1, 1995 reflect this new basis of accounting.

        All amounts for periods ended before June 1, 1995 are labeled "Predecessor" and are based on Predecessor historical costs. The periods ending on or after such date are labeled "The Company" and are based on the new cost basis of the Company or fair values at June 1, 1995 and the subsequent results of operations.

 (3)    Summary of Significant Accounting Policies

              Debt Securities

        Investments in all debt securities with readily determinable fair values are classified into one of three categories: held-to-maturity, trading, or available-for-sale. Classification of investments is based on management's current intent. All debt securities and short-term investments at December 31, 1997 and 1996 were classified as available-for-sale. Securities available-for-sale are carried at fair value, with unrealized holding gains and losses reported as a separate component of shareholder's equity, net of deferred effects of income tax and related effects on deferred acquisition costs and present value of future profits.

        Amortization of the discount or premium from the purchase of mortgage-backed bonds is recognized using a level-yield method which considers the estimated timing and amount of prepayments of the underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments previously anticipated and the actual prepayments received and currently anticipated. When such a difference occurs, the net investment in the mortgage-backed bond is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the bond, with a corresponding charge or credit to interest income (the "retrospective method").

        Investment income is recorded when earned. Realized capital gains and losses on the sale of investments are determined on the basis of specific costs of investments and are credited or charged to income.

        A  realized  loss  is  recognized  and  charged  against  income  if the
        Company's carrying value in a particular investment in the available-for-sale category has experienced a significant decline in market value that is deemed to be other than temporary.

              Mortgage Loans and Other Invested Assets

        Mortgage loans and policy loans are carried at their unpaid principal balance. Other invested assets are carried at the lower of cost or market.

        Reserves for loans are established when the Company determines that collection of all amounts due under the contractual terms is doubtful and are calculated in conformity with Statement of Financial Accounting Standards (SFAS) No. 114, Accounting by Creditors for Impairment of a Loan, as amended by SFAS No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures.

        The Company had no impaired loans, but did establish a valuation allowance of $319 for potential losses on mortgage loans at December 31, 1997.

              Cash and Cash Equivalents

        Cash and cash equivalents include currency and demand deposits in banks, U.S. Treasury bills, money market accounts, and commercial paper with maturities under 90 days, which are not otherwise restricted.

              Separate Account Assets

        Separate accounts contain segregated assets of the Company that are specifically assigned to variable annuity policyholders in the separate accounts and are not available to other creditors of the Company. The earnings of separate account investments are also assigned to the policyholders in the separate accounts, and are not guaranteed or supported by the other general investments of the Company. The Company earns mortality and expense risk fees from the separate accounts and assesses withdrawal charges in the event of early withdrawals. Separate accounts assets are valued at fair market value.

              Deferred Policy Acquisition Costs

        The costs of acquiring new business which vary with and are directly related to the production of new business, principally commissions, premium taxes, sales costs, and certain policy issuance and underwriting costs, are deferred. These deferred costs are amortized in proportion to estimated future gross profits derived from investment income, realized gains and losses on sales of securities, unrealized securities gains and losses, interest credited to accounts, surrender fees, mortality costs, and policy maintenance expenses. The estimated gross profit streams are periodically reevaluated and the unamortized balance of deferred acquisition costs is adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied from the inception of the policies and contracts. The amortization and adjustments resulting from unrealized gains and losses is not recognized currently in income but as an offset to the unrealized gains and losses reflected as a separate component of equity. The amortization period is the remaining life of the policies, which is approximately 20 years from the date of original policy issue.

        The components of deferred policy acquisition costs are shown below:

---------------------------------------------------------------------------------------------------------------------------
                                                                                   The Company                 Predecessor

                                                                                              7 Months          5 Months
                                                                                                ended             ended
                                                                                            December 31,         May 31,
                                                                        1997      1996          1995              1995

---------------------------------------------------------------------------------------------------------------------------
                                                                                           (in thousands)

        Deferred policy acquisition costs,

              beginning of period                                 $     3,321     1,164         6,167             9,718
        Effects of push down purchase
              accounting                                                   -         -         (6,167)               -
        Commissions and expenses deferred                               3,917     2,413         1,169               542
        Amortization                                                     (320)     (187)           (5)             (522)
        Deferred policy acquisition costs
              attributable to unrealized

              gains                                                      (144)      (69)           -             (3,571)
---------------------------------------------------------------------------------------------------------------------------

        Deferred policy acquisition costs,

              end of period                                       $     6,774     3,321         1,164             6,167
---------------------------------------------------------------------------------------------------------------------------

              Purchase Related Intangible Assets and Liabilities

        In accordance with the purchase method of accounting for business combinations, two intangible assets and a future payable related to accrued purchase price consideration were established as of the purchase date.

              Present Value of Future Profits

        As of June 1, 1995 the Company established an intangible asset which represents the "present value of future profits" to be derived from both the purchased and transferred blocks of business. Certain estimates were utilized in the computation of this asset, including estimates of future policy retention, investment income, interest credited to policyholders, surrender fees, mortality costs, and policy maintenance costs discounted at a pretax rate of 18% (12% net after tax).

        In addition, as the Company has the option of retaining its SPDA policies after they reach their next interest rate reset date and are "recaptured" from OakRe, a component of this asset represents estimates of future profits on recaptured business. This asset will be amortized in proportion to estimated future gross profits derived from investment income, realized gains and losses on sales of securities, unrealized securities gains and losses, interest credited to accounts, surrender fees, mortality costs, and policy maintenance expenses. The estimated gross profit streams are periodically reevaluated and the unamortized balance of present value of future profits will be adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied from the inception. The amortization and adjustments resulting from unrealized gains and losses is not recognized currently in income but as an offset to the unrealized gains and losses reflected as a separate component of equity. The amortization period is the remaining life of the policies, which is approximately 20 years from the date of original policy issue.

        Based on current assumptions, amortization of the original in-force PVFP asset, expressed as a percentage of the original in-force asset, is projected to be 6.2%, 4.6%, 3.8%, 3.1%, and 2.4% for the years ended
        December 31, 1998 through 2002, respectively. Actual amortization incurred during these years may be more or less as assumptions are modified to incorporate actual results.

        During 1996, the Company adjusted its original purchase accounting to include a revised estimate of the ultimate renewal (recapture) rate. This adjustment resulted in a reallocation of the net purchased intangible asset between present value of future profits goodwill, future payable and deferred taxes. This final allocation and the resulting impact on inception to date amortization was recorded, in its entirety, in 1996. No restatement of the June 1, 1995 opening Balance Sheet was made.

        The components of present value of future profits are shown below:

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7 Months
                                                                                                                   ended
                                                                                                               December 31,
                                                                                           1997      1996          1995
                                                                                                    (in thousands)

        Present value of future profits - beginning of period                        $    1,178        576        1,233
        Net amortization                                                                    (13)        78         (107)
        Adjustment due to revised push down purchase accounting                              -         (91)          -
        Present value of future profit attributable to unrealized losses (gains)           (265)       615         (550)
---------------------------------------------------------------------------------------------------------------------------

        Present value of future profits - end of period                              $      900      1,178          576
---------------------------------------------------------------------------------------------------------------------------

              Goodwill

        Under the push down method of purchase accounting, the excess of purchase price over the fair value of tangible and intangible assets and liabilities acquired is established as an asset and referred to as "goodwill." The Company has elected to amortize goodwill on the straight line basis over a 20-year period.

        The components of goodwill are shown below:

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7 Months
                                                                                                                   ended
                                                                                                               December 31,
                                                                                          1997       1996          1995
                                                                                                    (in thousands)

        Goodwill - beginning of period                                              $    2,034       2,306         2,375
        Amortization                                                                      (111)       (105)          (69)
        Adjustment due to revised push down purchase accounting                             -         (167)           -
---------------------------------------------------------------------------------------------------------------------------

        Goodwill - end of period                                                    $    1,923       2,034         2,306
---------------------------------------------------------------------------------------------------------------------------

              Future Payable

        Pursuant to the financial reinsurance agreement, the receivable from OakRe becomes due in installments when the SPDA policies reach their next crediting rate reset date. For any recaptured policies that continue in force with OakRe into the next rate guarantee period, the Company will pay a commission to OakRe of 1.75% up to 40% of policy account values originally reinsured and 3.5% thereafter. On policies that are recaptured and subsequently exchanged to a variable annuity policy, the Company will pay a commission to OakRe of 0.50%. The Company has recorded a future payable that represents the present value of the anticipated future commission payments payable to OakRe over the remaining life of the financial reinsurance agreement discounted at an estimated borrowing rate of 6.5%. This liability represents a contingent purchase price payable for the policies transferred to OakRe on the purchase date and has been pushed down to the Company through the financial reinsurance agreement. The Company expects that this payable will be substantially extinguished by the year 2000.

        The components of this future payable are shown below:

---------------------------------------------------------------------------------------------------------------------------

                                                                                                                 7 Months
                                                                                                                   ended
                                                                                                               December 31,
                                                                                          1997       1996          1995
                                                                                                    (in thousands)

        Future payable - beginning of period                                        $      683       1,265         1,438
        Interest added                                                                      41          39            50
        Payments to OakRe                                                                 (159)       (273)         (223)
        Adjustment due to revised push down purchase accounting                             -         (348)           -
---------------------------------------------------------------------------------------------------------------------------

        Future payable - end of period                                              $      565         683         1,265
---------------------------------------------------------------------------------------------------------------------------

              Deferred Tax Assets and Liabilities

        XFSI and GALIC agreed to file an election to treat the acquisition of the company as an asset acquisition under the provisions of Internal Revenue Code Section 338(h)(10). As a result of that election, the tax basis of the Company's assets as of the date of acquisition was revalued based upon fair market values as of June 1, 1995. The principal effect of the election was to establish a tax asset on the tax-basis balance sheet of approximately $2.9 million for the value of the business acquired that is amortizable for tax purposes over ten to fifteen years.

              Policyholder Deposits

        The Company recognizes its liability for policy amounts that are not subject to policyholder mortality nor longevity risk at the stated contract value, which is the sum of the original deposit and accumulated interest, less any withdrawals. The average weighted interest crediting rate on the company's policyholder deposits as of December 31, 1997 was 6.15%.

              Future Policy Benefits

        Reserves are held for future annuity benefits that subject the Company to risks to make payments contingent upon the continued survival of an individual or couple (longevity risk). These reserves are valued at the present value of estimated future benefits discounted for interest, expenses, and mortality. The assumed mortality is the 1983 Individual Annuity Mortality Tables discounted at 5.50% to 8.50%, depending upon year of issue.

        Current mortality benefits payable are recorded for reported claims and estimates of amounts incurred but not reported.

              Premium Revenue

        The Company recognizes premium revenue at the time of issue on annuity policies that subject it to longevity risks.

        The Company currently assesses no explicit life insurance premium for its commitment to make payments in excess of its recorded liability that are contingent upon policyholder mortality. Benefits paid in excess of the recorded liability are recognized when incurred as the amounts are not material to the financial statements.

        Amounts collected on policies not subject to any mortality or longevity risk are recorded as increases in the policyholder deposits liability.

              Federal Income Taxes

        Prior to June 1, 1995, the revenues and expenses of the Predecessor were included in a consolidated Federal income tax return with its parent company and other affiliates. Allocations of Federal income taxes were based upon separate return calculations.

        Subsequent to June 1, 1995, the Company filed its own separate income tax return. Beginning in 1997, the Company files a consolidated income tax return with its immediate parent, Cova Financial Services Life Insurance Company. Allocations of Federal income taxes are based upon separate return calculations.

        Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

              Risks and Uncertainties

        In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.

        The following elements of the financial statements are most affected by the use of estimates and assumptions:

               -    Investment market

               -    Amortization   of  deferred  policy   acquisition   costs  -
                    Amortization   of   present   value  of  future   profits  -
                    Recoverability of goodwill

        The market value of the Company's investments is subject to the risk that interest rates will change and cause a temporary increase or decrease in the liquidation value of debt securities. To the extent that fluctuations in interest rates cause the cash flows of assets and liabilities to change, the Company might have to liquidate assets prior to their maturity and recognize a gain or loss. Interest rate exposure for the investment portfolio is managed through asset/liability management techniques which attempt to control the risks presented by differences in the probable cash flows and reinvestment of assets with the timing of crediting rate changes in the company's policies and contracts. Changes in the estimated prepayments of mortgage-backed securities also may cause retrospective changes in the amortization period of securities and the related recognition of income.

        The amortization of deferred acquisition costs is based on estimates of long-term future gross profits from existing policies. These gross profits are dependent upon policy retention and lapses, the spread between investment earnings and crediting rates, and the level of maintenance expenses. Changes in circumstances or estimates may cause retrospective adjustment to the periodic amortization expense and the carrying value of the deferred expense.

        In a similar manner, the amortization of present value of future profits is based on estimates of long-term future profits from existing and recaptured policies. These gross profits are dependent upon policy retention and lapses, the spread between investment earnings and crediting rates, and the level of maintenance expenses. Changes in circumstances or estimates may cause retrospective adjustment to the periodic amortization expense and the carrying value of the asset.

        In accordance with SFAS No. 121, Accounting for the Impairment of Long Lived Assets and for Long Lived Assets to be Disposed of, which was adopted by the Company in the fourth quarter of 1995, the Company has considered the recoverability of goodwill and has concluded that no circumstances have occurred which would give rise to impairment of goodwill at December 31, 1997.

              Fair Value of Financial Instruments

        SFAS No. 107, Disclosures About Fair Value of Financial Instruments applies fair value disclosure practices with regard to financial instruments, both assets and liabilities, for which it is practical to estimate fair value. In cases where quoted market prices are not readily available, fair values are based on estimates that use present value or other valuation techniques.

        These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, might not be realized in the immediate settlement of the instruments. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosures requirements. Because of this, and further because a value of a business is also based upon its anticipated earning power, the aggregate fair value amounts presented do not represent the underlying value of the Company.

        The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

              Cash and Cash Equivalents, Short-Term Investments,
                 and Accrued Investment Income

        The carrying value amounts reported in the balance sheets for these instruments approximate their fair values. Short-term debt securities are considered "available-for-sale" and are carried at fair value.

          Investment Securities and Mortgage Loans (Including Mortgage-backed Securities)

        Fair values of debt securities are based on quoted market prices, where available. For debt securities not actively traded, fair value estimates are obtained from independent pricing services. In some cases, such as private placements, certain mortgage-backed securities, and mortgage loans, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. (See note 4 for fair value disclosures).

              Policy Loans

        Fair values of policy loans approximate carrying value as the interest rates on the majority of policy loans are reset periodically and therefore approximate current interest rates.

              Investment Contracts

        The Company's policy contracts require the beneficiaries to commence receipt of payments by the later of age 85 or 10 years after purchase, and substantially all contracts permit earlier surrenders, generally subject to fees and adjustments. Fair values for the Company's liabilities for investment type contracts (policyholder deposits) are estimated as the amount payable on demand. As of December 31, 1997 and 1996, the cash surrender value of policyholder funds on deposit was $1,994,062 and $1,030,007, respectively, less than their stated carrying value. Of the contracts permitting surrender, substantially all provide the option to surrender without fee or adjustment during the 30 days following reset of guaranteed crediting rates. The Company has not determined a practical method to determine the present value of this option.

        All of the Company's deposit obligations are fully guaranteed by the acquirer, GALIC, and the receivable from OakRe equal to the SPDA obligations is guaranteed by OakRe's parent, XFSI.

              Reinsurance

        The impact of reinsurance on the December 31, 1997 financial statements is not considered material.

        The financing reinsurance agreement entered into with OakRe does not meet the conditions for reinsurance accounting under generally accepted accounting principles (GAAP). The net assets initially transferred to OakRe were established as a receivable and then are subsequently increased as interest is accrued on the underlying liabilities and decreased as funds are transferred back to the Company when policies reach their crediting rate reset date or benefits are claimed.

              Other

        Certain 1996 and 1995 amounts have been reclassified to conform to the 1997 presentation.

 (4)    Investments

        The Company's investments in debt securities and short-term investments are considered available-for-sale and carried at estimated fair value, with the aggregate unrealized appreciation or depreciation being recorded as a separate component of shareholder's equity. The amortized cost, estimated fair value, and carrying value of investments at December 31, 1997 and 1996 were as follows:

---------------------------------------------------------------------------------------------------------------------------

                                                                                    1997
                                                                    Gross           Gross          Estimated
                                                 Amortized       unrealized      unrealized          fair         Carrying
                                                   cost             gains          losses            value          value
---------------------------------------------------------------------------------------------------------------------------
                                                                               (in thousands)

        Debt securities:

              U.S. Government Treasuries       $     100              1               -                101            101
              Collateralized mortgage
                 obligations                      24,018            305              (64)           24,259         24,259
              Corporate, state,
                 municipalities, and

                 political subdivisions           72,766          1,500           (1,106)           73,160         73,160
---------------------------------------------------------------------------------------------------------------------------

        Total debt securities                     96,884          1,806           (1,170)           97,520         97,520
---------------------------------------------------------------------------------------------------------------------------

        Mortgage loans (net)                       1,786            143               -              1,929          1,786
        Policy loans                               1,083             -                -              1,083          1,083
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
        Total investments                      $  99,753          1,949           (1,170)          100,532        100,389
---------------------------------------------------------------------------------------------------------------------------

                                                                                    1996
                                                                    Gross           Gross          Estimated
                                                 Amortized       unrealized      unrealized          fair         Carrying
                                                   cost             gains          losses            value          value
---------------------------------------------------------------------------------------------------------------------------
                                                                               (in thousands)

        Debt securities:

              U.S. Government Treasuries       $     100              1               -                101            101
              Collateralized mortgage
                 obligations                      20,181             81             (119)           20,143         20,143
              Corporate, state,
                 municipalities, and

                 political subdivisions           50,976            433             (390)           51,019         51,019
---------------------------------------------------------------------------------------------------------------------------

        Total debt securities                     71,257            515             (509)           71,263         71,263
---------------------------------------------------------------------------------------------------------------------------

        Policy loans                               1,048             -                -              1,048          1,048
        Short-term investments                        44             -                -                 44             44
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
        Total investments                      $  72,349            515             (509)           72,355         72,355
---------------------------------------------------------------------------------------------------------------------------

        The amortized cost and estimated fair value of debt securities at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities will be substantially shorter than their contractual maturity because they require monthly principal installments and mortgagees may prepay principal.

---------------------------------------------------------------------------------------------------------------------------

                                                                                                                   Estimated
                                                                                                      Amortized      fair
                                                                                                        cost         value
---------------------------------------------------------------------------------------------------------------------------
                                                                                                        (in thousands)

        Less than one year                                                                        $     1,375        1,378
        Due after one year through five years                                                          27,132       27,100
        Due after five years through ten years                                                         36,120       36,463
        Due after ten years                                                                             8,239        8,320
        Mortgage-backed securities                                                                     24,018       24,259
---------------------------------------------------------------------------------------------------------------------------

        Total $                                                                              96,884    97,520
---------------------------------------------------------------------------------------------------------------------------

        At December 31, 1997, approximately 90.9% of the Company's debt securities are investment grade or are nonrated but considered to be of investment grade. Of the 9.1% noninvestment grade debt securities, 7.2% are rated as BB or its equivalent, and 1.9% are rated B or its equivalent.

        All debt securities were income producing during the years ended December 31, 1997 and 1996. As of December 31, 1997 and 1996, the Company had no impaired investments.

        The components of investment income, realized gains (losses) and unrealized appreciation (depreciation) were as follows:

---------------------------------------------------------------------------------------------------------------------------

                                                                                   The Company                 Predecessor

                                                                                              7 Months          5 Months
                                                                                                ended             ended
                                                                                            December 31,         May 31,
                                                                        1997      1996          1995              1995
---------------------------------------------------------------------------------------------------------------------------
                                                                                           (in thousands)

        Income on debt securities                                 $     6,575     3,926         1,166             4,075
        Income on short-term investments                                  186       243           257             1,261
        Income on policy loans                                             83        86            46                29
        Interest on mortgage loans                                         32        -             -                 -
---------------------------------------------------------------------------------------------------------------------------
        Miscellaneous interest                                             -          8            -                 -
---------------------------------------------------------------------------------------------------------------------------

        Total investment income                                         6,876     4,263         1,469             5,365

        Investment expenses                                              (115)      (87)          (50)              (94)
---------------------------------------------------------------------------------------------------------------------------

        Net investment income                                     $     6,761     4,176         1,419             5,271
---------------------------------------------------------------------------------------------------------------------------

        Net realized capital gains (losses) - debt securities     $       158       (28)          118              (272)
---------------------------------------------------------------------------------------------------------------------------

        Unrealized gains (losses) were as follows:

              Debt securities                                     $       633         6           850           (10,594)
              Short-term investments                                        3        -             (4)                1
              Effects on deferred acquisition costs
                 amortization                                            (213)      (69)           -              4,767
              Effects on present value of future
                 profits amortization                                    (200)       65          (550)               -
---------------------------------------------------------------------------------------------------------------------------

        Unrealized gains (losses) before income taxes                     223         2           296            (5,826)
        Unrealized income tax benefit (expenses)                          (78)       (1)         (104)            2,037
---------------------------------------------------------------------------------------------------------------------------

        Net unrealized appreciation (deprecation)

---------------------------------------------------------------------------------------------------------------------------
              on investments                                      $       145         1           192            (3,789)
---------------------------------------------------------------------------------------------------------------------------

        Proceeds from sales, redemptions, and paydowns of investments in debt securities during 1997 were $25,379,783. Gross gains of $166,335 and gross losses of $8,658 were realized on those sales. Included in these amounts were $47,391 of gross gains and $7,300 of gross losses realized on the sale of noninvestment grade securities.

        Proceeds from sales, redemptions and paydowns for investments in debt securities during 1996 were $10,635,608. Gross gains of $16,757 and gross losses of $44,311 were realized on those sales. Included in these amounts were $1,355 of gross gains realized on the sale of noninvestment grade securities.

        Proceeds from sales, redemptions and paydowns of investments in debt securities for the Company during 1995 were $14,400,247 and for the Predecessor were $148,796,033. Gross gains of $136,104 and gross losses of $17,789 were realized by the Company on its sales. The Predecessor realized gross gains of $23,293 and gross losses of $295,368 on its sales.

 (5)    Securities Greater than 10% of Shareholder's Equity

        As of December 31, 1997 and 1996, the Company held the following individual securities which exceeded 10% of shareholder's equity:

---------------------------------------------------------------------------------------------------------------------------
                                                                                              1997                  1996
---------------------------------------------------------------------------------------------------------------------------

        Colonial Realty, at carrying value                                             $    2,017,400            2,036,540
---------------------------------------------------------------------------------------------------------------------------


 (6)    Postretirement and Postemployment Benefits

        The Company has no direct employees and no retired employees. All personnel used to support the operations of the Company are supplied by contract by Cova Life Management Company (CLMC), a wholly owned subsidiary of Cova Corporation. The Company is allocated a portion of certain health care and life insurance benefits for future retired employees of CLMC. In 1997, 1996, and 1995, the Company was allocated a portion of benefit costs including severance pay, accumulated vacations, and disability benefits. At December 31, 1997 CLMC had no retired employees nor any employees fully eligible for retirement, and had no disbursements for such benefit commitments.

        The expense arising from these allocations is not material.

 (7)    Income Taxes

        The Company will file a consolidated Federal income tax return with its immediate parent, CFSLIC. Amounts payable or recoverable related to periods before June 1, 1995 are subject to an indemnification agreement with XFSI, which has the effect that the Company is not at risk for any income taxes nor entitled to recoveries related to those periods.

        Income taxes are recorded in the statements of earnings and directly in certain shareholder's equity accounts. Income tax expense (benefit) for the years ended December 31 was allocated as follows:

---------------------------------------------------------------------------------------------------------------------------

                                                                                   The Company                 Predecessor

                                                                                              7 Months          5 Months
                                                                                                ended             ended
                                                                                            December 31,         May 31,
                                                                        1997      1996          1995              1995

---------------------------------------------------------------------------------------------------------------------------
                                                                                           (in thousands)

        Statements of income:

              Operating income (excluding realized

                 investment gains and losses)                        $   250       295            194              (561)
              Realized investment gains (losses)                          55       (10)           (54)               (2)
---------------------------------------------------------------------------------------------------------------------------

        Income tax expense (benefit) included

              in the statements of income                                305       285            140              (563)
---------------------------------------------------------------------------------------------------------------------------

        Shareholder's equity:

              Change in deferred Federal income taxes                     77      (103)           104             4,053
---------------------------------------------------------------------------------------------------------------------------

        Total income tax expense                                     $   382       182            244             3,490
---------------------------------------------------------------------------------------------------------------------------

        The actual Federal income tax expense (benefit) differed from the expected tax expense computed by applying the U.S. Federal statutory rate to income before taxes on income as follows:

---------------------------------------------------------------------------------------------------------------------------


                                                                        The Company                            Predecessor
                                                                                            7 Months            5 Months
                                                                                              ended               ended
                                                                                          December 31,           May 31,
                                                     1997                1996                 1995                1995
---------------------------------------------------------------------------------------------------------------------------
                                                                            (dollars in thousands)

        Computed expected tax expense          $   262    35.0%     $  244    35.0%   $    108  35.0%     $   (494)   35.0%
        Tax-exempt bond interest                    -      -            -      -            -    -             (70)    5.0
        Amortization of intangible assets           39     5.2          37     5.3          25   8.2            -      -
        Other                                  4     0.5            4    0.6          7      2.3          1     (0.1)
---------------------------------------------------------------------------------------------------------------------------

        Total $                              305    40.7   $      285   40.9%  $    140     45.5%$    (563)     39.9%
---------------------------------------------------------------------------------------------------------------------------

        The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1997 and 1996 are as follows:

---------------------------------------------------------------------------------------------------------------------------

                                                                                                           1997      1996

---------------------------------------------------------------------------------------------------------------------------
                                                                                                           (in thousands)

        Deferred tax assets:

              Tax basis of intangible assets purchased                                                 $     679       733
              Liability for commission on recaptures                                                         198       239
              Policy reserves                                                                              1,898       972
              DAC "Proxy Tax"                                                                                977       556
              Other deferred tax assets                                                                       -          6
---------------------------------------------------------------------------------------------------------------------------

        Total assets                                                                                       3,752     2,506
---------------------------------------------------------------------------------------------------------------------------

        Deferred tax liabilities:

              Unrealized gains in investments                                                                 78         1
              PVFP                                                                                           144       219
              Deferred acquisition costs                                                                   2,371     1,162
---------------------------------------------------------------------------------------------------------------------------
              Other deferred tax liabilities                                                                 117         9
---------------------------------------------------------------------------------------------------------------------------

        Total liabilities                                                                                  2,710     1,391
---------------------------------------------------------------------------------------------------------------------------

        Net deferred tax asset                                                                         $   1,042     1,115
---------------------------------------------------------------------------------------------------------------------------

        A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes the deferred tax assets will be fully realized in the future based upon consideration of the reversal of existing temporary differences, anticipated future earnings, and all other available evidence. Accordingly, no valuation allowance was established at December 31, 1997 or 1996.

 (8)    Related-party Transactions

        The Company has entered into management, operations, and servicing agreements with both affiliated and unaffiliated companies. The affiliated companies are Cova Life Management Company (CLMC), a Delaware Corporation, which provides management services and the employees necessary to conduct the activities of the Company; and Conning Asset Management, which provides investment advice. Additionally, a portion of overhead and other corporate expenses are allocated by the Company's ultimate parent, GALIC. The unaffiliated companies are Johnson & Higgins, a New Jersey corporation; and Johnson & Higgins/Kirke Van Orsdel, Inc., a Delaware corporation; which provide various services for the Company including underwriting, claims, and administrative functions. Expenses and fees paid to affiliated companies in 1997 and 1996 for the Company were $396,806 and $303,694, respectively.

 (9)    Statutory Surplus and Dividend Restriction

        GAAP differs in certain respects from accounting practices prescribed or permitted by insurance regulatory authorities (statutory accounting principles).

        The major  differences  arise  principally  from the  immediate  expense recognition of policy acquisition costs and intangible assets for statutory reporting, determination of policy reserves based on different discount rates and methods, the recognition of deferred taxes under GAAP reporting, the nonrecognition of financial reinsurance for GAAP reporting, and the establishment of an Asset Valuation Reserve as a contingent liability based on the credit quality of the Company's investment securities and an Interest Maintenance Reserve as an unearned liability to defer the realized gains and losses of fixed income investments presumably resulting from changes to interest rates and amortize them into income over the remaining life of the investment sold under statutory accounting principles. In addition, adjustments to record the carrying values of debt securities and certain equity securities at estimated fair value are applied only under GAAP reporting and capital contributions in the form of notes receivable from an affiliated company are not recognized under GAAP reporting.

        Purchase accounting creates another difference as it requires the restatement of GAAP assets and liabilities to their established fair values, and shareholder's equity to the net purchase price. Statutory accounting does not recognize the purchase method of accounting.

        As of December 31, the differences between statutory capital and surplus and shareholder's equity determined in conformity with GAAP were as follows:

---------------------------------------------------------------------------------------------------------------------------

                                                                                                           1997      1996

---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (in thousands
                                                                                                             of dollars)

        Statutory capital and surplus                                                                 $   10,389    11,176
        Reconciling items:
              Statutory asset valuation reserves                                                           1,151       825
              Interest maintenance reserve                                                                   111        34
              GAAP investment adjustments to fair value                                                      636         6
              Deferred policy acquisition costs                                                            6,774     3,321
              GAAP basis policy reserves                                                                  (4,871)   (2,101)
              Deferred federal income taxes (net)                                                          1,042     1,115
              Goodwill                                                                                     1,923     2,034
              Present value of future profits                                                                900     1,178
              Future purchase price payable                                                                 (565)     (683)
              Other                                                                                            1        (1)
---------------------------------------------------------------------------------------------------------------------------

        GAAP shareholder's equity                                                                     $   17,491    16,904
---------------------------------------------------------------------------------------------------------------------------

          Statutory net loss for the years ended December 31, 1997, 1996, and 1995 were $461,118, $113,236, and $2,404,316, respectively.



COVA FINANCIAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Cova Financial Services Life Insurance Company) Notes to Financial Statements
December 31, 1996 and 1995

--------------------------------------------------------------------------------

        The maximum amount of dividends which can be paid by State of California insurance companies to shareholders without prior approval of the insurance commissioner is the greater of 10% of statutory surplus or statutory net gain from operations for the preceding year. The maximum dividend permissible during 1998 will be $758,912, which is 10% of the Company's December 31, 1997 statutory surplus of $7,589,120.

        The National Association of Insurance Commissioners has developed certain Risk Based Capital (RBC) requirements for life insurers. If prescribed levels of RBC are not maintained, certain actions may be required on the part of the Company or its regulators. At December 31, 1997, the Company's Total Adjusted Capital and Authorized Control Level
        - RBC were $11,539,912 and $2,062,533, respectively. This level of adjusted capital qualifies under all tests.

(10)    Guaranty Fund Assessments

        The Company participates with life insurance companies licensed in California in an association formed to guaranty benefits to policyholders of insolvent life insurance companies. Under the state law, as a condition for maintaining the Company's authority to issue new business, the Company is contingently liable for its share of claims covered by the guaranty association for insolvencies incurred through 1997, but for which assessments have not yet been determined or assessed, to a maximum generally of 1% of statutory premiums per annum.

        At December 31, 1997, the National Organization of Life and Health Guaranty Associations (NOLHGA) distributed a study of the major outstanding industry insolvencies, with estimates of future assessments by state. Based on this study, the Company has accrued a liability for $1.0 million in future assessments on insolvencies that occurred before December 31, 1997. Under the coinsurance agreement between the Company and OakRe (see note 1), OakRe is required to reimburse the Company for any future assessments that it pays which relate to insolvencies occurring prior to June 1, 1995. As such, the Company has recorded an additional receivable from OakRe for $1.0 million.

        At the same time, the Company is liable to OakRe for 80% of any future premium tax recoveries that are realized from any such assessments and may retain the remaining 20%. The credits to be retained for 1997 were not material.



                                   APPENDIX A
                          ILLUSTRATION OF POLICY VALUES


In order to show you how the Policy works, we created some hypothetical examples. We chose two males ages 55 and 70 and a husband and wife age 65. Our hypothetical insureds are in good health which means the Policy would be issued with standard rates. The initial premium was $10,000 and is 100% of the Maximum Premium Limit.

There are three illustrations -- all of which are based on the above. We also assumed that the underlying investment portfolio had gross rates of return of 0%, 6%, 12%. This means that the underlying investment portfolio would earn these rates of return before the deduction of the advisory fee and operating expenses. When these costs are taken into account, the net annual investment return rates (net of an average of .83% for these charges) are approximately -0.83%, 5.17% and 11.17%.


It is important to be aware that this illustration assumes a level rate of return for all years. If the actual rate of return moves up and down over the years instead of remaining level, this may make a big difference in the long-term investment results of your Policy. In order to properly show you how the Policy actually works, we calculated values for the Account Value, Cash Surrender Value and the net death benefit. The net death benefit is the death benefit minus any outstanding loans and loan interest accrued. We used the charges we described in the Expenses Section of the Prospectus. These charges are: (1) mortality and expense risk charge equal to an annual rate of 0.90% of the Account Value in the investment portfolios for the first ten years and 0.75% after that; (2) an administrative charge equal to an annual rate of 0.40% of the Account Value; (3) a tax expense charge equal to an annual rate of 0.40% of the Account Value for the first 10 years; (4) any surrender charges or deferred premium tax charge which may be applicable in determining the Cash Surrender Values; and (5) the policy maintenance charge. We also deducted for the cost of insurance based on both the current charges and the guaranteed charges.

There is also a column labeled "Premiums Accumulated at 5% Interest Per Year." This shows how $10,000 grows if it was invested at 5% per year.

We will furnish you, upon request, a comparable personalized illustration reflecting the proposed insured's age, risk classification, Face Amount, the proposed initial premium, and reflecting both the current cost of insurance and the guaranteed cost of insurance.

                                      Cova Financial Life Insurance Company
                                  Modified Single Premium Variable Life Insurance
                                             Hypothetical Illustration

                                                Single Life Option
                                      Male, Issue Age 55, Standard Rate Class
                                   $10,000 Single Premium Face Amount of $27,290

                            Assuming Hypothetical Gross Annual Investment Return of 0%


                                         CURRENT CHARGES*                                   GUARANTEED CHARGES**

                   Premiums
End of             Accumulated                              Cash         Net                               Cash               Net
Policy           at 5% Interest         Account         Surrender       Death           Account        Surrender             Death
 Year               Per Year             Value             Value     Benefit             Value            Value           Benefit

  1                   10,500             9,657             8,791      27,290             9,531            8,677            27,290

  2                   11,025             9,325             8,514      27,290             9,051            8,266            27,290

  3                   11,576             9,004             8,246      27,290             8,557            7,841            27,290

  4                   12,155             8,692             8,100      27,290             8,048            7,505            27,290

  5                   12,763             8,390             7,916      27,290             7,521            7,101            27,290

  6                   13,401             8,098             7,733      27,290             6,971            6,663            27,290

  7                   14,071             7,815             7,552      27,290             6,394            6,185            27,290

  8                   14,775             7,540             7,372      27,290             5,784            5,660            27,290

  9                   15,513             7,274             7,193      27,290             5,135            5,080            27,290

  10                  16,289             7,017             7,017      27,290             4,438            4,438            27,290



  15                  20,789             6,011             6,011      27,290                51               51            27,290

  20                  26,533             5,129             5,129      27,290                 0                0                 0

  25                  33,864             4,355             4,355      27,290                 0                0                 0

  30                  43,219             3,677             3,677      27,290                 0                0                 0

* These values reflect investment results using current cost of insurance rates.
** These values reflect investment results using guaranteed cost of insurance rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                Cova Financial Life Insurance Company
                                          Modified Single Premium Variable Life Insurance
                                                     Hypothetical Illustration

                                                         Single Life Option
                                              Male, Issue Age 55, Standard Rate Class
                                           $10,000 Single Premium Face Amount of $27,290

                                     Assuming Hypothetical Gross Annual Investment Return of 6%


                                                  CURRENT CHARGES*                                   GUARANTEED CHARGES**
                                 ---------------------------------------------------- ----------------------------------------------

                       Premiums
 End of             Accumulated                               Cash         Net                               Cash               Net
 Policy          at 5% Interest     Account Value        Surrender       Death          Account         Surrender             Death
  Year                 Per Year                              Value     Benefit            Value             Value           Benefit

   1                     10,500            10,238            9,338      27,290          10,0113             9,213            27,290

   2                     11,025            10,483            9,608      27,290           10,214             9,339            27,290

   3                     11,576            10,735            9,885      27,290           10,300             9,450            27,290

   4                     12,155            10,993           10,303      27,290           10,371             9,681            27,290

   5                     12,763            11,258           10,683      27,290           10,423             9,848            27,290

   6                     13,401            11,531           11,071      27,290           10,455             9,995            27,290

   7                     14,071            11,810           11,465      27,290           10,461            10,116            27,290

   8                     14,775            12,097           11,867      27,290           10,436            10,206            27,290

   9                     15,513            12,392           12,277      27,290           10,377            10,262            27,290

   10                    16,289            12,695           12,695      27,290           10,276            10,276            27,290



   15                    20,789            14,738           14,738      27,290            9,238             9,238            27,290

   20                    26,533            17,135           17,135      27,290            5,593             5,593            27,290

   25                    33,864            19,949           19,949      27,290                0                 0                 0

   30                    43,219            23,251           23,251      27,290                0                 0                 0

* These values reflect investment results using current cost of insurance rates.
** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                 Cova Financial Life Insurance Company
                                          Modified Single Premium Variable Life Insurance
                                                     Hypothetical Illustration

                                                         Single Life Option
                                              Male, Issue Age 55, Standard Rate Class
                                           $10,000 Single Premium Face Amount of $27,290

                                    Assuming Hypothetical Gross Annual Investment Return of 12%


                                                  CURRENT CHARGES*                                   GUARANTEED CHARGES**
                                 ---------------------------------------------------- ----------------------------------------------

                       Premiums
 End of             Accumulated                               Cash         Net                               Cash               Net
 Policy          at 5% Interest     Account Value        Surrender       Death    Account Value         Surrender             Death
  Year                 Per Year                              Value     Benefit                              Value           Benefit

   1                    10,5000            10,820            9,920      27,290           10,695             9,795            27,290

   2                    11,0250            11,709           10,834      27,290           11,445            10,570            27,290

   3                    11,5760            12,674           11,824      27,290           12,257            11,407            27,290

   4                    12,1550            13,721           13,031      27,290           13,138            12,448            27,290

   5                    12,7630            14,857           14,282      27,290           14,095            13,520            27,290

   6                    13,4010            16,089           15,629      27,290           15,138            14,678            27,290

   7                    14,0710            17,427           17,082      27,290           16,277            15,932            27,290

   8                    14,7750            18,877           18,647      27,290           17,525            17,295            27,290

   9                    15,5130            20,451           20,336      27,290           18,896            18,781            27,290

   10                   16,2890            22,162           22,162      27,290           20,409            20,409            27,290



   15                   20,7890            34,202           34,202      39,675           31,406            31,406            36,431

   20                   26,5330            53,006           53,006      56,717           48,630            48,630            52,034

   25                   33,8640            82,937           82,937      87,084           76,090            76,090            79,894

   30                   43,2190           128,514          128,514     134,940          117,786           117,786           123,676

* These values reflect investment results using current cost of insurance rates.
** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                        COVA FINANCIAL LIFE INSURANCE COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             HYPOTHETICAL ILLUSTRATION

                                                Single Life Option
                                      Male, Issue Age 70, Standard Rate Class

                                   $10,000 Single Premium Face Amount of $17,020

                            Assuming Hypothetical Gross Annual Investment Return of 0%

                                         CURRENT CHARGES*                                   GUARANTEED CHARGES**

                        ---------------------------------------------------- ----------------------------------------------------

                   Premiums
End of           Accumulated                                Cash              Net                           Cash               Net
Policy        at 5% Interest           Account         Surrender            Death       Account        Surrender             Death
 Year               Per Year             Value             Value          Benefit         Value            Value           Benefit
 ----               --- ----             -----             -----          -------         -----            -----           -------

  1                   10,500             9,657             8,791           17,020         9,423            8,580            17,020

  2                   11,025             9,325             8,514           17,020         8,805            8,044            17,020

  3                   11,576             9,004             8,246           17,020         8,135            7,457            17,020

  4                   12,155             8,692             8,100           17,020         7,398            6,904            17,020

  5                   12,763             8,390             7,916           17,020         6,581            6,220            17,020

  6                   13,401             8,098             7,733           17,020         5,667            5,424            17,020

  7                   14,071             7,815             7,552           17,020         4,636            4,492            17,020

  8                   14,775             7,540             7,372           17,020         3,466            3,399            17,020

  9                   15,513             7,274             7,193           17,020         2,129            2,112            17,020

  10                  16,289             7,017             7,017           17,020           587              587            17,020



  15                  20,789             6,011             6,011           17,020             0                0                 0

  20                  26,533             5,129             5,129           17,020             0                0                 0

  25                  33,864             4,355             4,355           17,020             0                0                 0

  30                  43,219             3,677             3,677           17,020             0                0                 0

* These values reflect investment results using current cost of insurance rates. ** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                                  COVA FINANCIAL LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                     HYPOTHETICAL ILLUSTRATION

                                                         Single Life Option
                                              Male, Issue Age 70, Standard Rate Class

                                           $10,000 Single Premium Face Amount of $17,020

                                     Assuming Hypothetical Gross Annual Investment Return of 6%

                                                  CURRENT CHARGES*                                   GUARANTEED CHARGES**

                                 ---------------------------------------------------- ----------------------------------------------

                       Premiums

 End of             Accumulated                               Cash               Net                         Cash               Net
 Policy          at 5% Interest           Account        Surrender             Death    Account         Surrender             Death
  Year                 Per Year             Value            Value           Benefit      Value             Value           Benefit
  ----                 --------             -----            -----           -------      -----             -----           -------

   1                     10,500            10,238            9,338            17,020     10,010             9,110            17,020

   2                     11,025            10,483            9,608            17,020      9,992             9,118            17,020

   3                     11,576            10,735            9,885            17,020      9,938             9,093            17,020

   4                     12,155            10,993           10,303            17,020      9,840             9,162            17,020

   5                     12,763            11,258           10,683            17,020      9,689             9,134            17,020

   6                     13,401            11,531           11,071            17,020      9,476             9,042            17,020

   7                     14,071            11,810           11,465            17,020      9,189             8,874            17,020

   8                     14,775            12,097           11,867            17,020      8,813             8,612            17,020

   9                     15,513            12,392           12,277            17,020      8,330             8,236            17,020

   10                    16,289            12,695           12,695            17,020      7,715             7,715            17,020



   15                    20,789            14,738           14,738            17,020      1,064             1,064            17,020

   20                    26,533            17,135           17,135            17,992          0                 0                 0

   25                    33,864            20,034           20,034            20,235          0                 0                 0

   30                    43,219            23,501           23,501            23,736          0                 0                 0

* These values reflect investment results using current cost of insurance rates. ** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                 COVA FINANCIAL LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                     HYPOTHETICAL ILLUSTRATION

                                                         Single Life Option
                                              Male, Issue Age 70, Standard Rate Class

                                           $10,000 Single Premium Face Amount of $17,020

                                    Assuming Hypothetical Gross Annual Investment Return of 12%

                                                  CURRENT CHARGES*                                   GUARANTEED CHARGES**

                                 ---------------------------------------------------- ----------------------------------------------

                       Premiums
 End of             Accumulated                               Cash               Net                         Cash               Net
 Policy          at 5% Interest           Account        Surrender             Death    Account         Surrender             Death
  Year                 Per Year             Value            Value           Benefit      Value             Value           Benefit
  ----                 --------             -----            -----           -------      -----             -----           -------

   1                     10,500            10,820            9,920            17,020     10,597             9,697            17,020

   2                     11,025            11,709           10,834            17,020     11,251            10,376            17,020

   3                     11,576            12,674           11,824            17,020     11,970            11,120            17,020

   4                     12,155            13,721           13,031            17,020     12,770            12,080            17,020

   5                     12,763            14,857           14,282            17,020     13,669            13,094            17,020

   6                     13,401            16,098           15,638            17,020     14,693            14,233            17,020

   7                     14,071            17,484           17,139            18,359     15,877            15,532            17,020

   8                     14,775            18,987           18,757            19,937     17,234            17,004            18,095

   9                     15,513            20,615           20,500            21,646     18,708            18,593            19,643

   10                    16,289            22,376           22,376            23,495     20,304            20,304            21,319



   15                    20,789            34,493           34,493            36,217     31,250            31,250            32,812

   20                    26,533            53,158           53,158            55,816     47,444            47,444            49,817

   25                    33,864            82,504           82,504            83,329     72,937            72,937            73,667

   30                    43,219           128,323          128,323           129,606    112,938           112,938           114,067

* These values reflect investment results using current cost of insurance rates. ** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                        COVA FINANCIAL LIFE INSURANCE COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             HYPOTHETICAL ILLUSTRATION

                                                Single Life Option

                           Male, Issue Age 65, Female, Issue Age 65, Standard Rate Class
                                   $10,000 Single Premium Face Amount of $28,020

                            Assuming Hypothetical Gross Annual Investment Return of 0%

                                         CURRENT CHARGES*                                   GUARANTEED CHARGES**

                        ---------------------------------------------------- ----------------------------------------------------

                    Premiums
End of            Accumulated                                Cash              Net                        Cash               Net
Policy         at 5% Interest           Account         Surrender            Death    Account        Surrender             Death
 Year                Per Year             Value             Value          Benefit      Value            Value           Benefit
 ----                --- ----             -----             -----          -------      -----            -----           -------

  1                    10,500             9,713             8,841           28,020      9,713            8,841            28,020

  2                    11,025             9,417             8,597           28,020      9,417            8,597            28,020

  3                    11,576             9,124             8,355           28,020      9,106            8,339            28,020

  4                    12,155             8,840             8,237           28,020      8,779            8,180            28,020

  5                    12,763             8,563             8,078           28,020      8,428            7,952            28,020

  6                    13,401             8,295             7,920           28,020      8,050            7,687            28,020

  7                    14,071             8,034             7,762           28,020      7,634            7,378            28,020

  8                    14,775             7,780             7,605           28,020      7,171            7,012            28,020

  9                    15,513             7,533             7,449           28,020      6,647            6,574            28,020

  10                   16,289             7,293             7,293           28,020      6,044            6,044            28,020



  15                   20,789             6,365             6,365           28,020      1,240            1,240            28,020

  20                   26,533             5,537             5,537           28,020          0                0                 0

  25                   33,864             4,798             4,798           28,020          0                0                 0

  30                   43,219             4,139             4,139           28,020          0                0                 0

* These values reflect investment results using current cost of insurance rates. ** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                                 COVA FINANCIAL LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                     HYPOTHETICAL ILLUSTRATION

                                                         Single Life Option

                                   Male, Issue Age 65, Female, Issue Age 65, Standard Rate Class
                                           $10,000 Single Premium Face Amount of $28,020

                                     Assuming Hypothetical Gross Annual Investment Return of 6%

                                                  CURRENT CHARGES*                                   GUARANTEED CHARGES**

                                 ---------------------------------------------------- ----------------------------------------------

                       Premiums
 End of             Accumulated                               Cash               Net                         Cash               Net
 Policy          at 5% Interest           Account        Surrender             Death    Account         Surrender             Death
  Year                 Per Year             Value            Value           Benefit      Value             Value           Benefit
  ----                 --------             -----            -----           -------      -----             -----           -------

   1                     10,500            10,298            9,398            28,020     10,298             9,398            28,020

   2                     11,025            10,590            9,715            28,020     10,590             9,715            28,020

   3                     11,576            10,882           10,032            28,020     10,872            10,022            28,020

   4                     12,155            11,184           10,494            28,020     11,142            10,452            28,020

   5                     12,763            11,494           10,919            28,020     11,395            10,820            28,020

   6                     13,401            11,815           11,355            28,020     11,628            11,168            28,020

   7                     14,071            12,144           11,799            28,020     11,835            11,490            28,020

   8                     14,775            12,484           12,254            28,020     12,006            11,776            28,020

   9                     15,513            12,834           12,719            28,020     12,133            12,018            28,020

   10                    16,289            13,195           13,195            28,020     12,202            12,202            28,020



   15                    20,789            15,598           15,598            28,020     11,589            11,589            28,020

   20                    26,533            18,467           18,467            28,020      5,999             5,999            28,020

   25                    33,864            21,894           21,894            28,020          0                 0                 0

   30                    43,219            25,986           25,986            28,020          0                 0                 0

* These values reflect investment results using current cost of insurance rates. ** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                  COVA FINANCIAL LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                     HYPOTHETICAL ILLUSTRATION

                                                         Single Life Option

                                   Male, Issue Age 65, Female, Issue Age 65, Standard Rate Class
                                           $10,000 Single Premium Face Amount of $28,020

                                    Assuming Hypothetical Gross Annual Investment Return of 12%

                                                  CURRENT CHARGES*                                   GUARANTEED CHARGES**

                                 ---------------------------------------------------- ----------------------------------------------

                       Premiums
 End of             Accumulated                               Cash               Net                          Cash               Net
 Policy          at 5% Interest           Account        Surrender             Death     Account         Surrender             Death
  Year                 Per Year             Value            Value           Benefit       Value             Value           Benefit
  ----                 --------             -----            -----           -------       -----             -----           -------

   1                     10,500            10,883            9,983            28,020      10,883             9,983            28,020

   2                     11,025            11,831           10,956            28,020      11,831            10,956            28,020

   3                     11,576            12,852           12,002            28,020      12,850            12,000            28,020

   4                     12,155            13,963           13,273            28,020      13,945            13,255            28,020

   5                     12,763            15,173           14,598            28,020      15,124            14,549            28,020

   6                     13,401            16,490           16,030            28,020      16,395            15,935            28,020

   7                     14,071            17,924           17,579            28,020      17,767            17,422            28,020

   8                     14,775            19,485           19,255            28,020      19,252            19,022            28,020

   9                     15,513            21,185           21,070            28,020      20,867            20,752            28,020

   10                    16,289            23,036           23,036            28,020      22,630            22,630            28,020



   15                    20,789            36,188           36,188            37,998      35,477            35,477            37,251

   20                    26,533            56,810           56,810            59,650      55,442            55,442            58,214

   25                    33,864            89,350           89,350            93,817      85,319            85,319            89,585

   30                    43,219           140,534          140,534           141,939     131,652           131,652           132,969

* These values reflect investment results using current cost of insurance rates. ** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                                     PART II

                           UNDERTAKING TO FILE REPORTS

     a. Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority confined in that section.

     b. Pursuant to Investment Company Act Section 26(e), Cova Financial Life Insurance Company ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                 INDEMNIFICATION

The Bylaws of the Company (Article V, Section 9) provide that:

This corporation shall indemnify, to the fullest extent allowed by California law, its present and former directors and officers against expenses, judgements, fines, settlements, and other amounts incurred in connection with and proceeding or threatened proceeding brought against such directors or officers in their capacity as such. Such indemnification shall be made in accordance with procedures set forth by California Law. Sums for expenses incurred in defending any such proceeding may also be advanced to any such director or officer to the extent and under the conditions provided by California law.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling person of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                       CONTENTS OF REGISTRATION STATEMENT

The Registration Statement comprises the papers and documents:

     The facing sheet

     The Prospectus consisting of __ pages.

     Undertakings to file reports.

     The signatures.

     The following exhibits.

A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2.

     1.   Resolution of the Board of Directors of the Company*
     2.   Not Applicable
     3.a. Form of Principal Underwriter's Agreement**
     3.b. Selling Agreement**
     3.c. Schedules of Commissions**
     4.   Not Applicable
     5.   Modified Single Premium Variable Life Insurance Policy*
     6.a. Articles of Incorporation of the Company**
     6.b. Bylaws of the Company**
     7.   Not Applicable
     8.   Not Applicable
     9.   Not Applicable
     10.  Application Form*
     11.  Powers of Attorney*

B.   Opinion and Consent of Counsel

C.   Consent of Actuary

D.   Consent of Independent Auditors

*Incorporated by reference to Registrant's initial Form S-6 filed electronically on October 9, 1997.
**Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Form S-6 (File No. 333-37559) electronically filed on November 13, 1997.


                                   SIGNATURES

As required by the Securities Act of 1933, the Registrant certifies that it meets the requirements of Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Oakbrook Terrace and State of Illinois on this 20th day of April, 1998.

                                      COVA VARIABLE LIFE ACCOUNT FIVE

                                      Registrant

                                 By:  COVA FINANCIAL LIFE INSURANCE COMPANY

                                 By: /s/LORRY J. STENSRUD
                                    ______________________________



                                      COVA FINANCIAL LIFE INSURANCE COMPANY

Attest:


/s/FRANCES S. COOK                   /s/LORRY J. STENSRUD
________________________         By: ______________________________

   Secretary
------------------------
   Title

Pursuant to the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                                         Chairman of the Board and
----------------------                   Director                                      -------
Richard A. Liddy                                                                         Date

/s/LORRY J. STENSRUD                     President and Director                        4/20/98
--------------------                                                                   -------
Lorry J. Stensrud                                                                        Date

                                         Director
----------------------                                                                 -------
Leonard M. Rubenstein                                                                    Date

                                         Director
--------------------                                                                   -------
J. Robert Hopson                                                                         Date

William C. Mair*                         Controller and Director                       4/20/98
-----------------------                                                                -------
William C. Mair                                                                          Date

E. Thomas Hughes, Jr.*                                                                 4/20/98
----------------------                   Treasurer and Director                        -------
E. Thomas Hughes, Jr.                                                                    Date

Matthew P. McCauley*                     Director                                      4/20/98
----------------------                                                                 -------
Matthew P. McCauley                                                                      Date

John W. Barber*                          Director                                      4/20/98
----------------------                                                                 -------
John W. Barber                                                                           Date
                                         Director
----------------------                                                                 -------
Mark E. Reynolds                                                                         Date


                                  *By: /s/LORRY J. STENSRUD
                                       ______________________________________
                                       Lorry J. Stensrud, Attorney-in-Fact



                               INDEX TO EXHIBITS

EX-99.2     Opinion and Consent of Counsel
EX-99.C1    Consent of Actuary
EX-99.C2    Consent of Independent Auditors